UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09571

Nuveen Senior Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   July 31

Date of reporting period:   January 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Semi-Annual Report January 31, 2016

NSL
Nuveen Senior Income Fund

JFR
Nuveen Floating Rate Income Fund

JRO
Nuveen Floating Rate Income Opportunity Fund

JSD
Nuveen Short Duration Credit Opportunities Fund

JQC
Nuveen Credit Strategies Income Fund

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready – no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

or	www.nuveen.com/accountaccess If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Senior Income Fund (NSL)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Credit Strategies Income Fund (JQC)

The Funds’ investment portfolios are managed by Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, and Scott Caraher manage NSL, JFR and JRO. Gunther and Sutanto Widjaja manage JQC, while JSD is managed by Gunther, Scott and Jenny Rhee.

Effective September 30, 2015, NSL, JFR, JRO, JSD and JQC can invest up to 5% in iBOXX Loan Total Return Swaps. For NSL, JFR and JRO, investment in iBOXX Loan Total Return Swaps counted for the purpose of meeting the minimum 80% loan tests beginning after November 30, 2015.

On October 18, 2015, the Board of Trustees of JSD approved a policy change regarding the Fund’s use of leverage. The new policy permits the Fund to use leverage to the extent permissible under the 1940 Act, which currently permits leverage in an amount up to 50% of the Fund’s managed assets. The Board of Trustees also authorized the Fund to incur additional leverage that would increase the Fund’s effective leverage ratio.

Here the team discusses their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2016.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2016?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by primarily investing in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured senior loans, other debt securities, equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund’s assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality to below investment grade.

JSD seeks to provide current income and the potential for capital appreciation. The Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting of primarily high yield debt. Under normal market conditions the Fund maintains a portfolio with an average duration that does not exceed two years.

JQC invests at least 70% of its assets in senior secured and second lien loans, and up to 30% of its assets opportunistically over the credit cycle in other types of securities across a company’s capital structure. These other securities primarily include income-oriented securities such as high yield corporate and convertible bonds as well as common stocks. The Fund maintained exposure to senior loans during the reporting period, while tactically allocating between high yield corporate bonds, equity securities and convertible bonds. Exposure consisted of mainly U.S. issuers, and was focused on companies that, in general, had high levels of tangible assets, predictable revenue streams, significant market share within their respective industries and positive free cash flow.

How did the Funds perform during this six-month reporting period ended January 31, 2016?

The tables in the Performance Overview and Holding Summaries section of this report provide total return performance for each Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2016. Each Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the six-month reporting period ended January 31, 2016 NSL, JFR, JRO, JSD and JQC underperformed the Credit Suisse Leveraged Loan Index.

Highest rated within the capital structure, loan markets posted negative returns for the reporting period, yet handily outpaced their high yield bond counterparts. In the second half of the reporting period, the loan market was characterized by persistent weakness that escalated. Although to a lesser degree than high yield, the loan market traded off largely due to technical factors and in concert with general risk aversion across the broad capital markets. While overall loan mutual fund flows continued to be negative, institutional loan demand driven by collateralized loan obligation (CLO) issuance more than offset retail outflows. This institutional demand provided support to the loan market, allowing it in large part to avoid the downward cycle experienced in lower quality risk assets. By rating, better rated split BBB and BBB names were the top performers while split B/CCC and non-rated names lagged. The broad leveraged loan market, as represented by the Credit Suisse Leveraged Loan Index, produced negative returns of 3.95% for the reporting period. Issuance during the reporting period was driven primarily by acquisition and refinancing related activity as re-pricings have remained subdued. The par-weighted U.S. default rate remained well below the long-term average default rate.

Across all five Funds, our top and bottom performing individual security positions and industry groups were relatively similar. As a result, for NSL, JFR, JRO, JSD and JQC, the computers & peripherals, food & staples retailing and airline industry groups contributed positively to absolute performance. However, these could not offset the Funds’ exposures to the media, oil, gas & consumable fuels and diversified telecommunication industry groups, which contributed to the Funds’ underperformance.

In the food & staples retailing industry, the loans of Albertson’s LLC and US Foods, Inc. continued to benefit performance. In our opinion, this industry has historically been more defensive during periods of volatility. We believe these loans offer an attractive coupon relative to the rest of the industry and broad market. Both the industry and the companies performed well during the reporting period. In addition, Millennium Laboratories, Inc. rebounded during the reporting period. The loans traded up as the company prepared to exit bankruptcy at the end of December.

Specific holdings that detracted from performance included the diversified media and entertainment company bonds of Clear Channel Communications, Inc. The loans and bonds were impacted as riskier assets experienced a sell-off during the second half of the reporting period. Also detracting from performance were the loans of Drill Rigs Holdings Inc., which sold off as oil prices continued to fall during the reporting period impacting energy-related companies. Lastly Avaya, Inc. detracted from performance.

6	Nuveen Investments

Despite overall risk aversion spreading into the credits markets, in our view, loans continue to be a compelling investment opportunity given their seniority in the capital structure and to a lesser extent, duration profile and overall lower sensitivity to Treasury rate volatility. We continue to believe that in the face of rising volatility around geopolitical risks and the Fed raising interest rates, that loans are positioned to perform well relative to other asset classes. We also feel the market volatility experienced in the wake of the global macro related issues, as opposed to underlying deterioration of credits in the names we hold, will continue in the near term and presents our strategies with compelling new investment opportunities.

In addition, the use of regulatory leverage was a factor affecting the performance of these Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

For JSD we also continued to invest in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. These contracts had a positive effect on performance.

All of these Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of “LIBOR plus 400 basis points (bp)” in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of “LIBOR + 400bp with a 100bp LIBOR floor.” In this example, the effective coupon is 5% (100bp + 400bp as long as LIBOR is less than or equal to 100bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors (the asset class is one of the few that will float when interest rates begin to rise), we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Investments	7

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings, Variable Rate Term Preferred (VRTP) Shares for NSL, JFR and JRO, Term Preferred Shares (Term Preferred) for JSD and reverse repurchase agreements for JQC. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a negative impact on performance during this reporting period.

JSD also used interest rate swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through bank borrowings and Term Preferred. Collectively, these interest rate swap contracts contributed positively to overall Fund performance during the period.

As of January 31, 2016, the Funds’ percentages of leverage are shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Effective Leverage*	38.22%	38.35%	38.45%	38.42%	38.20%
Regulatory Leverage*	38.22%	38.35%	38.45%	38.42%	32.60%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ LEVERAGE

Bank Borrowings

As noted above, the Funds employs leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

		Current Reporting Period				Subsequent to the Close of the Reporting Period
Fund	Regulatory Leverage	August 1, 2015	Draws	Paydowns	January 31, 2016	Draws	Paydowns	March 29, 2016
NSL	Bank Borrowings	$112,500,000	$—	$(19,000,000)	$93,500,000	$13,000,000	$(5,500,000)	$101,000,000
JFR	Bank Borrowings	$270,300,000	$—	$(45,000,000)	$225,300,000	$31,000,000	$(15,500,000)	$240,800,000
JRO	Bank Borrowings	$188,800,000	$—	$(33,000,000)	$155,800,000	$23,000,000	$(12,000,000)	$166,800,000
JSD	Bank Borrowings	$85,200,000	$—	$(16,700,000)	$68,500,000	$—	$(4,500,000)	$64,000,000
JQC	Bank Borrowings	$640,000,000	$—	$(64,000,000)	$576,000,000	$—	$(15,000,000)	$561,000,000

Refer to Notes to Financial Statements, Note 9 – Borrowing Arrangements for further details.

8	Nuveen Investments

Reverse Repurchase Agreements

As noted above, in addition to bank borrowings, JQC also utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

	Current Reporting Period				Subsequent to the Close of the Reporting Period
Effective Leverage	August 1, 2015	Purchases	Sales	January 31, 2016	Purchases	Sales	March 29, 2016
Reverse Repurchase Agreements	$160,000,000	$—	$—	$160,000,000	$—	$(15,000,000)	$145,000,000

Variable Rate Term Preferred Shares

As noted above, in addition to bank borrowings, NSL, JFR and JRO also issued VRTP Shares. The Funds’ transactions in VRTP Shares are as shown in the accompanying table.

		Current Reporting Period				Subsequent to the Close of the Reporting Period
Fund	Regulatory Leverage	August 1, 2015	Issuance	Redemptions	January 31, 2016	Issuance	Redemptions	March 29, 2016
NSL	VRTP Shares	$58,000,000	$—	$—	$58,000,000	$—	$(13,000,000)	$45,000,000
JFR	VRTP Shares	$139,000,000	$—	$—	$139,000,000	$—	$(31,000,000)	$108,000,000
JRO	VRTP Shares	$98,000,000	$—	$—	$98,000,000	$—	$(23,000,000)	$75,000,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on VRTP Shares.

Term Preferred Shares

As noted above, in addition to bank borrowings, JSD also issued Term Preferred. The Fund’s transactions in Term Preferred are as shown in the accompanying table.

		Current Reporting Period				Subsequent to the Close of the Reporting Period
Fund	Regulatory Leverage	August 1, 2015	Issuance	Redemptions	January 31, 2016	Issuance	Redemptions	March 29, 2016
JSD	Term Preferred	$—	$35,000,000	$—	$35,000,000	$—	$—	$35,000,000

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on Term Preferred.

Nuveen Investments	9

Common Share

Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of January 31, 2016. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NSL	JFR	JRO	JSD	JQC
August 2015	$0.0350	$0.0600	$0.0630	$0.0970	$0.0500
September	0.0350	0.0600	0.0630	0.0970	0.0500
October	0.0350	0.0600	0.0630	0.0970	0.0500
November	0.0350	0.0600	0.0630	0.0970	0.0500
December	0.0350	0.0600	0.0630	0.0970	0.0515
January 2016	0.0350	0.0600	0.0630	0.0970	0.0515

Ordinary Income Distribution*	$—	$—	$0.0030	$—	$—
Short-Term Capital Gain*	—	—	—	0.0216	—
Long-Term Capital Gain*	—	—	—	0.0093	—

Current Distribution Rate**	7.54%	7.32%	8.03%	8.08%	8.23%
*	Distribution paid in December 2015.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2016, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes. NSL and JQC had positive UNII balances while JFR, JRO and JSD had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

COMMON SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common shares cumulatively repurchased and retired	5,000	147,593	19,400	0	4,799,500
Common shares authorized for repurchase	3,865,000	5,515,000	3,850,000	1,010,000	13,605,000

During the current reporting period, the following Funds repurchased and retired common shares at a weighted average price per share and a weighted average discount per common share as shown in the accompanying table.

	NSL	JQC
Common shares repurchased and retired	5,000	299,100
Weighted average price per common share repurchased and retired	$5.43	$7.50
Weighted average discount per common share repurchased and retired	15.42%	16.72%

OTHER COMMON SHARE INFORMATION

As of January 31, 2016, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NSL	JFR	JRO	JSD	JQC
Common share NAV	$6.34	$10.61	$10.56	$16.43	$8.77
Common share price	$5.57	$9.84	$9.42	$14.40	$7.51
Premium/(Discount) to NAV	(12.15)%	(7.26)%	(10.80)%	(12.36)%	(14.37)%
6-month average premium/(discount) to NAV	(13.35)%	(11.39)%	(12.06)%	(13.55)%	(14.22)%

Nuveen Investments	11

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Senior Income Fund (NSL)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/NSL.

Nuveen Floating Rate Income Fund (JFR)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JFR.

Nuveen Floating Rate Income Opportunity Fund (JRO)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JRO.

Nuveen Short Duration Credit Opportunities Fund (JSD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JSD.

12	Nuveen Investments

Nuveen Credit Strategies Income Fund (JQC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Adjustable Rate Senior Loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Common stock prices have often experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as interest rate risk are described in more detail on the Fund’s web page at www.nuveen.com/JQC.

Nuveen Investments	13

NSL

Nuveen Senior Income Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NSL at Common Share NAV	(8.63)%	(7.01)%	4.11%	4.75%
NSL at Common Share Price	(8.93)%	(7.60)%	1.36%	4.22%
CSFB Leveraged Loan Index	(3.95)%	(1.36)%	3.20%	3.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

14	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	134.6%
Common Stocks	2.0%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	15.9%
Repurchase Agreements	14.4%
Other Assets Less Liabilities	(5.0)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Preference	161.9%
Borrowings	(38.2)%
VRTP Shares, at Liquidation Preference	(23.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	4.0%
Avago Technologies	3.2%
Dell, Inc.	2.4%
US Foods, Inc.	2.1%
Communications Sales & Leasing, Inc.	2.0%

Portfolio Composition

(% of total investments)

Media	10.3%
Software	7.0%
Hotels, Restaurants & Leisure	5.6%
Food & Staples Retailing	5.2%
Semiconductors & Semiconductor Equipment	5.0%
Health Care Providers & Services	4.8%
Health Care Equipment & Supplies	4.7%
Diversified Telecommunication Services	4.2%
Diversified Consumer Services	3.9%
Food Products	3.8%
Real Estate Investment Trust	3.2%
Pharmaceuticals	3.1%
Wireless Telecommunication Services	2.5%
Technology Hardware, Storage & Peripherals	2.2%
Airlines	1.7%
Commercial Services & Supplies	1.6%
Automobiles	1.6%
Chemicals	1.5%
Other	19.5%
Repurchase Agreements	8.6%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	11.5%
BB or Lower	86.0%
N/R (not rated)	2.5%
Total	100%

Nuveen Investments	15

JFR

Nuveen Floating Rate Income Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JFR at Common Share NAV	(8.78)%	(6.92)%	3.98%	4.40%
JFR at Common Share Price	(4.43)%	(2.83)%	2.39%	4.92%
CSFB Leveraged Loan Index	(3.95)%	(1.36)%	3.20%	3.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

16	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	129.5%
Common Stocks	1.5%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.1%
Corporate Bonds	14.2%
Asset-Backed Securities	6.0%
Investment Companies	1.7%
Repurchase Agreements	13.2%
Other Assets Less Liabilities	(4.0)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Preference	162.2%
Borrowings	(38.5)%
VRTP Shares, at Liquidation Preference	(23.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.9%
Avago Technologies	2.4%
Dell, Inc.	2.0%
Univision Communications, Inc.	1.9%
US Foods, Inc.	1.8%

Portfolio Composition

(% of total investments)

Media	10.7%
Software	6.5%
Health Care Providers & Services	5.2%
Food & Staples Retailing	5.1%
Hotels, Restaurants & Leisure	4.3%
Diversified Telecommunication Services	4.3%
Semiconductors & Semiconductor Equipment	4.1%
Health Care Equipment & Supplies	3.7%
Diversified Consumer Services	3.7%
Food Products	3.4%
Wireless Telecommunication Services	3.1%
Pharmaceuticals	2.9%
Real Estate Investment Trust	2.7%
Technology Hardware, Storage & Peripherals	1.8%
Commercial Services & Supplies	1.8%
Automobiles	1.7%
Insurance	1.4%
Chemicals	1.3%
Other	19.7%
Asset-Backed Securities	3.6%
Investment Companies	1.0%
Repurchase Agreements	8.0%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	10.1%
BB or Lower	87.5%
N/R (not rated)	2.4%
Total	100%

Nuveen Investments	17

JRO

Nuveen Floating Rate Income Opportunity Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRO at Common Share NAV	(9.34)%	(7.59)%	4.51%	5.01%
JRO at Common Share Price	(9.54)%	(8.74)%	1.80%	5.03%
CSFB Leveraged Loan Index	(3.95)%	(1.36)%	3.20%	3.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

18	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	130.5%
Common Stocks	1.9%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.1%
Corporate Bonds	16.2%
Asset-Backed Securities	5.8%
Repurchase Agreements	11.7%
Other Assets Less Liabilities	(3.7)%
Net Assets Plus Borrowings and VRTP Shares, at Liquidation Preference	162.5%
Borrowings	(38.4)%
VRTP Shares, Liquidation Preference	(24.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Albertson’s LLC	3.4%
Avago Technologies	2.4%
US Foods, Inc.	2.2%
Clear Channel Communications, Inc.	2.1%
Dell, Inc.	2.0%

Portfolio Composition

(% of total investments)

Media	11.5%
Software	7.2%
Food & Staples Retailing	4.7%
Diversified Telecommunication Services	4.6%
Health Care Providers & Services	4.6%
Hotels, Restaurants & Leisure	4.4%
Diversified Consumer Services	4.2%
Semiconductors & Semiconductor Equipment	4.1%
Food Products	3.8%
Health Care Equipment & Supplies	3.8%
Pharmaceuticals	3.0%
Real Estate Investment Trust	2.9%
Wireless Telecommunication Services	2.7%
Automobiles	2.1%
Commercial Services & Supplies	1.9%
Technology Hardware, Storage & Peripherals	1.9%
Consumer Finance	1.6%
Airlines	1.5%
Other	19.0%
Asset-Backed Securities	3.5%
Repurchase Agreements	7.0%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	10.2%
BB or Lower	87.2%
N/R (not rated)	2.6%
Total	100%

Nuveen Investments	19

JSD

Nuveen Short Duration Credit Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JSD at Common Share NAV	(8.64)%	(6.10)%	4.31%
JSD at Common Share Price	(8.62)%	(7.42)%	0.84%
CSFB Leveraged Loan Index	(3.95)%	(1.36)%	3.14%

Since inception returns are from May 25, 2011. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

20	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	136.5%
Common Stocks	0.6%
Corporate Bonds	15.7%
Repurchase Agreements	14.4%
Other Assets Less Liabilities	(4.8)%
Net Assets Plus Borrowings and Term Preferred, at Liquidation Preference	162.4%
Borrowings	(41.3)%
Term Preferred, at Liquidation Preference	(21.1)%
Net Assets	100%

Top Five Issuers

(% of total long-term
investments)1

Albertson’s LLC	4.4%
Avago Technologies	2.7%
First Data Corporation	2.3%
Communications Sales & Leasing, Inc.	2.3%
Dell, Inc.	1.9%

Portfolio Composition

(% of total investments)1

Media	7.8%
Software	7.2%
Food & Staples Retailing	5.3%
Health Care Providers & Services	5.3%
Health Care Equipment & Supplies	5.1%
Semiconductors & Semiconductor Equipment	4.4%
Diversified Telecommunication Services	4.3%
Hotels, Restaurants & Leisure	3.9%
Real Estate Investment Trust	3.5%
Pharmaceuticals	3.3%
Diversified Consumer Services	3.0%
Wireless Telecommunication Services	2.7%
Food Products	2.6%
Internet Software & Services	2.2%
Consumer Finance	2.1%
Commercial Services & Supplies	2.1%
Communications Equipment	2.0%
Leisure Products	1.8%
Technology Hardware, Storage & Peripherals	1.8%
Airlines	1.7%
Other	19.3%
Repurchase Agreements	8.6%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	9.8%
BB or Lower	87.2%
N/R (not rated)	3.0%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

JQC

Nuveen Credit Strategies Income Fund

Performance Overview and Holding Summaries as of January 31, 2016

Refer to Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JQC at Common Share NAV	(8.27)%	(6.79)%	4.07%	2.99%
JQC at Common Share Price	(9.17)%	(7.96)%	4.80%	3.82%
CSFB Leveraged Loan Index	(3.95)%	(1.36)%	3.20%	3.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

22	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Variable Rate Senior Loan Interests	122.0%
Common Stocks	3.9%
Exchange-Traded Funds	0.8%
Convertible Preferred Securities	0.8%
Corporate Bonds	24.6%
Repurchase Agreements	10.4%
Other Assets Less Liabilities	(0.6)%
Net Assets Plus Borrowings and Reverse Repurchase Agreements	161.9%
Borrowings	(48.4)%
Reverse Repurchase Agreements	(13.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

First Data Corporation	2.8%
Avago Technologies	2.4%
Albertson’s LLC	2.3%
Ziggo N.V.	2.2%
Communications Sales & Leasing, Inc.	2.2%

Portfolio Composition

(% of total investments)

Software	10.1%
Media	8.5%
Hotels, Restaurants & Leisure	5.7%
Diversified Telecommunication Services	5.5%
Health Care Providers & Services	4.9%
Real Estate Investment Trust	4.3%
Pharmaceuticals	4.2%
Health Care Equipment & Supplies	4.0%
Chemicals	3.9%
Semiconductors & Semiconductor Equipment	3.9%
Specialty Retail	3.3%
Wireless Telecommunication Services	3.3%
Food & Staples Retailing	3.3%
Diversified Consumer Services	3.2%
Consumer Finance	2.6%
Internet Software & Services	2.3%
Food Products	2.3%
Other	18.3%
Repurchase Agreements	6.4%
Total	100%

Credit Quality

(% of total long-term fixed income investments)

BBB	9.1%
BB or Lower	89.7%
N/R (not rated)	1.2%
Total	100%

Nuveen Investments	23

NSL

Nuveen Senior Income Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 152.5% (91.4% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 134.6% (80.6% of Total Investments) (4)

	Aerospace & Defense – 2.5% (1.5% of Total Investments)

$1,829	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$1,832,418
3,352	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	2,254,156
1,986	Transdigm, Inc., Term Loan E, First Lien	3.500%	5/16/22	Ba3	1,908,568
7,167	Total Aerospace & Defense				5,995,142

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

1,500	XPO Logistics, Inc., Term Loan B	5.500%	10/27/21	Ba1	1,486,875

	Airlines – 2.8% (1.7% of Total Investments)

1,466	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	1,442,803
1,980	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	1,959,493
970	Delta Air Lines, Inc., Term Loan B2	2.677%	4/18/16	BBB	969,784
2,450	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	2,432,007
6,866	Total Airlines				6,804,087

	Automobiles – 2.6% (1.6% of Total Investments)

2,441	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	2,426,335
3,341	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	3,160,640
1,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	838,333
6,782	Total Automobiles				6,425,308

	Building Products – 1.2% (0.7% of Total Investments)

1,580	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,427,266
1,418	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	1,408,491
2,998	Total Building Products				2,835,757

	Capital Markets – 0.6% (0.4% of Total Investments)

1,466	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,457,086

	Chemicals – 2.5% (1.5% of Total Investments)

1,534	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,493,585
333	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	319,757
1,595	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	1,567,056
750	OM Group, Inc., Term Loan, First Lien	7.000%	11/17/21	B	693,750
970	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	962,801
1,161	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	1,128,296
6,343	Total Chemicals				6,165,245

	Commercial Services & Supplies – 2.3% (1.4% of Total Investments)

499	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	476,689
969	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	B–	753,597
130	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	36,342
232	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	19,725
2,284	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	1,811,796
250	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	188,125
1,496	Protection One, Inc., Term Loan, First Lien	5.000%	7/01/21	B1	1,474,741
1,000	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B	960,000
6,860	Total Commercial Services & Supplies				5,721,015

	Communications Equipment – 1.5% (0.9% of Total Investments)

3,163	Avaya, Inc., Term Loan B3	5.121%	10/26/17	B1	2,497,862
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	248,220

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Communications Equipment (continued)

$21	Commscope, Inc., Term Loan B, First Lien	3.827%	12/29/22	BB	$20,720
992	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	986,031
4,502	Total Communications Equipment				3,752,833

	Consumer Finance – 2.4% (1.4% of Total Investments)

4,500	First Data Corporation, Term Loan	3.927%	3/23/18	BB	4,447,769
1,500	First Data Corporation, Term Loan B	4.177%	7/08/22	BB	1,476,696
6,000	Total Consumer Finance				5,924,465

	Containers & Packaging – 0.9% (0.5% of Total Investments)

974	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB–	970,891
1,280	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	1,210,073
2,254	Total Containers & Packaging				2,180,964

	Diversified Consumer Services – 6.0% (3.6% of Total Investments)

997	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	991,266
4,839	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	4,720,762
2,864	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	2,737,059
2,876	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	2,874,783
1,492	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	1,460,784
108	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	85,161
1,813	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	1,802,524
14,989	Total Diversified Consumer Services				14,672,339

	Diversified Financial Services – 0.8% (0.5% of Total Investments)

995	MJ Acquisition Corp., Term Loan, First Lien	4.001%	6/01/22	BB–	981,319
990	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	N/R	990,260
1,985	Total Diversified Financial Services				1,971,579

	Diversified Telecommunication Services – 4.6% (2.8% of Total Investments)

854	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	836,771
1,005	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan, (DD1)	3.750%	6/30/19	BB–	964,619
1,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	Ba1	1,666,458
3,102	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	3,024,927
1,849	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	1,797,367
1,191	Ziggo N.V., Term Loan B2	3.508%	1/15/22	BB–	1,158,258
1,960	Ziggo N.V., Term Loan B3, Delayed Draw	3.601%	1/15/22	BB–	1,904,920
11,628	Total Diversified Telecommunication Services				11,353,320

	Electric Utilities – 0.4% (0.2% of Total Investments)

1,000	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	998,750

	Electronic Equipment, Instruments & Components – 1.1% (0.6% of Total Investments)

1,496	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	1,110,944
1,769	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	1,477,022
3,265	Total Electronic Equipment, Instruments & Components				2,587,966

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

2,506	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	789,432
338	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B3	309,138
1,138	Offshore Group Investment Limited, Term Loan B, (5)	0.000%	10/25/17	D	211,133
3,982	Total Energy Equipment & Services				1,309,703

	Food & Staples Retailing – 8.7% (5.2% of Total Investments)

2,461	Albertson’s LLC, Term Loan B2	5.500%	3/21/19	BB–	2,440,074
12,902	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	12,652,514
2,345	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	2,232,561
2,000	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,685,000
1,250	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	1,249,805

Nuveen Investments	25

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food & Staples Retailing (continued)

$972	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	$939,121
21,930	Total Food & Staples Retailing				21,199,075

	Food Products – 6.4% (3.8% of Total Investments)

985	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	950,525
3,880	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	3,865,457
7,944	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	7,844,540
3,080	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	N/R	2,905,466
15,889	Total Food Products				15,565,988

	Health Care Equipment & Supplies – 4.1% (2.5% of Total Investments)

581	Ardent Medical Services, Inc., Term Loan B, First Lien	6.500%	8/04/21	B1	579,050
987	CareCore National LLC, Term Loan	5.500%	3/05/21	B	849,196
968	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	957,292
1,000	Greatbatch, Inc., Term Loan B	5.250%	10/14/22	B+	992,500
2,096	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	2,044,083
3,299	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	2,886,371
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	844,578
997	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	970,069
10,901	Total Health Care Equipment & Supplies				10,123,139

	Health Care Providers & Services – 5.6% (3.3% of Total Investments)

6	Community Health Systems, Inc., Term Loan F	3.657%	12/31/18	BB	5,579
524	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	505,225
1,049	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	1,011,628
2,290	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	2,289,213
2,484	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	2,474,696
570	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	567,028
990	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	836,529
1,713	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,601,399
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	467,500
767	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	751,274
2,014	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	N/R	1,830,041
593	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	584,088
750	Select Medical Corporation, Term Loan E, First Lien, (WI/DD)	TBD	TBD	Ba2	742,500
14,250	Total Health Care Providers & Services				13,666,700

	Health Care Technology – 0.5% (0.3% of Total Investments)

1,322	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	1,318,281

	Hotels, Restaurants & Leisure – 8.2% (4.9% of Total Investments)

3,553	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	3,536,024
3,238	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	3,231,144
2,218	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	2,208,966
537	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	BB+	540,502
1,629	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	CCC	1,601,769
1,493	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	1,456,120
1,455	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	1,444,239
1,960	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	1,762,250
1,982	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	1,771,488
907	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	856,317
1,808	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	1,778,906
20,780	Total Hotels, Restaurants & Leisure				20,187,725

	Household Durables – 0.2% (0.1% of Total Investments)

443	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	440,978

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

1,368	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,275,343

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Insurance – 2.4% (1.4% of Total Investments)

$2,328	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	$2,271,885
1,000	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B1	983,750
2,690	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	2,588,481
6,018	Total Insurance				5,844,116

	Internet & Catalog Retail – 1.2% (0.7% of Total Investments)

2,970	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	2,880,900

	Internet Software & Services – 2.1% (1.3% of Total Investments)

997	Ancestry.com, Inc., Term Loan B	5.000%	8/29/22	Ba3	990,954
727	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	720,453
489	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	484,168
116	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	115,208
3,307	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	2,867,223
5,636	Total Internet Software & Services				5,178,006

	IT Services – 1.2% (0.7% of Total Investments)

2,071	EIG Investors Corp., Term Loan	5.000%	11/09/19	B1	2,014,112
200	Mitchell International, Inc., Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	177,667
284	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	282,846
500	Zayo Group LLC, Term Loan B2	4.500%	5/06/21	Ba2	500,860
3,055	Total IT Services				2,975,485

	Leisure Products – 1.9% (1.2% of Total Investments)

1,498	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,385,940
1,741	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	1,676,599
1,167	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,155,030
500	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	497,917
4,906	Total Leisure Products				4,715,486

	Machinery – 0.2% (0.1% of Total Investments)

496	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	474,246

	Marine – 0.3% (0.2% of Total Investments)

750	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/06/20	B	667,500

	Media – 13.8% (8.3% of Total Investments)

1,284	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	1,232,133
950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	839,959
639	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	539,461
997	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	907,379
1,477	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	1,172,150
1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	573,333
3,490	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	3,434,011
3,000	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB–	3,002,187
2,111	Clear Channel Communications, Inc., Term Loan E	7.928%	7/30/19	Caa1	1,404,944
6,705	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B2	4,950,687
1,250	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,236,181
445	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	441,464
985	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	969,918
750	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	746,250
1,665	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	1,647,080
1,000	Numericable Group S.A., Term Loan	4.750%	1/20/23	B+	960,982
1,592	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	B+	1,534,835
1,378	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	B+	1,327,841
1,646	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	1,579,823
3,801	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	3,717,775
1,298	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B1	1,249,457
187	Yell Group PLC, Term Loan A2	5.586%	3/01/19	N/R	384,515
7	Yell Group PLC, Term Loan A2, (8)	1.500%	3/03/19	N/R	—
756	Yell Group PLC, Term Loan B2, PIK, (8)	0.000%	3/03/24	N/R	—
38,413	Total Media				33,852,365

Nuveen Investments	27

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Multiline Retail – 2.3% (1.4% of Total Investments)

$992	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	$954,661
1,500	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	1,328,750
1,830	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	1,828,463
830	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	826,888
691	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	691,136
5,843	Total Multiline Retail				5,629,898

	Oil, Gas & Consumable Fuels – 1.0% (0.6% of Total Investments)

342	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	167,433
2,192	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	230,143
416	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	69,131
1,395	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B–	685,968
1,841	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B	734,241
183	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	CCC–	38,818
559	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	526,960
6,928	Total Oil, Gas & Consumable Fuels				2,452,694

	Pharmaceuticals – 5.2% (3.1% of Total Investments)

3,000	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	2,966,250
2,000	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	12,500
985	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	946,831
2,785	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	2,736,630
2,322	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	2,314,343
1,318	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB	1,267,403
2,551	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	2,455,658
14,961	Total Pharmaceuticals				12,699,615

	Professional Services – 0.4% (0.2% of Total Investments)

1,170	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,026,251

	Real Estate Investment Trust – 5.1% (3.0% of Total Investments)

8,059	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	7,589,365
2,432	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	2,419,973
569	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	561,146
2,342	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB–	1,829,837
13,402	Total Real Estate Investment Trust				12,400,321

	Real Estate Management & Development – 0.8% (0.4% of Total Investments)

1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,826,544

	Road & Rail – 0.4% (0.2% of Total Investments)

1,000	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B1	940,000

	Semiconductors & Semiconductor Equipment – 7.7% (4.6% of Total Investments)

12,000	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	11,825,004
3,000	Microsemi Corporation, Term Loan B, First Lien	5.250%	12/17/22	Ba2	2,982,501
3,000	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	BBB–	2,996,517
964	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	957,408
18,964	Total Semiconductors & Semiconductor Equipment				18,761,430

	Software – 11.1% (6.7% of Total Investments)

1,173	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	1,121,188
2,080	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	1,666,805
1,000	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	10/06/22	BB+	1,000,313
2,681	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	2,458,640
1,747	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	1,710,238
1,040	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	1,024,429
5,930	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	5,592,733
997	Informatica Corp., Term Loan B	4.500%	8/05/22	B	954,857

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Software (continued)

$787	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	$779,166
1,249	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,232,828
3,386	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	3,385,074
698	MSC Software Corporation, Initial Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	645,188
2,314	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.007%	7/08/22	BB	2,305,638
332	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	331,268
946	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	940,783
2,076	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	2,078,493
28,436	Total Software				27,227,641

	Specialty Retail – 2.3% (1.4% of Total Investments)

1,564	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,465,548
3,000	Petco Animal Supplies, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B1	2,942,916
1,343	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	1,300,237
5,907	Total Specialty Retail				5,708,701

	Technology Hardware, Storage & Peripherals – 3.6% (2.2% of Total Investments)

8,821	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	8,805,531

	Trading Companies & Distributors – 1.5% (0.9% of Total Investments)

3,098	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB–	3,055,332
833	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	669,559
3,931	Total Trading Companies & Distributors				3,724,891

	Transportation Infrastructure – 0.5% (0.3% of Total Investments)

66	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	55,403
385	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	321,338
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	310,137
531	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	443,225
1,353	Total Transportation Infrastructure				1,130,103

	Wireless Telecommunication Services – 2.1% (1.3% of Total Investments)

838	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	791,533
865	Asurion LLC, Term Loan B4, First Lien	5.000%	8/04/22	Ba3	796,840
2,958	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	2,922,826
675	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	676,125
5,336	Total Wireless Telecommunication Services				5,187,324
$356,627	Total Variable Rate Senior Loan Interests (cost $355,726,851)				329,528,711

Shares	Description (1)				Value

	COMMON STOCKS – 2.0% (1.2% of Total Investments)

	Diversified Consumer Services – 0.4% (0.3% of Total Investments)

53,514	Cengage Learning Holdings II LP, (6)				$1,043,523
1,562,493	Education Management Corporation, (6), (7)				156
	Total Diversified Consumer Services				1,043,679

	Health Care Providers & Services – 0.3% (0.2% of Total Investments)

58,830	Millennium Health LLC, (6), (7)				764,790

	Hotels, Restaurants & Leisure – 0.7% (0.4% of Total Investments)

36,577	BLB Worldwide Holdings Inc., (6), (7)				1,786,176

	Media – 0.5% (0.3% of Total Investments)

3,479	Cumulus Media, Inc., (6)				912
6,268	Metro-Goldwyn-Mayer, (6), (7)				463,832
18,422	Tribune Media Company				607,005
14,825	Tribune Media Company, (8)				—

Nuveen Investments	29

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)				Value

	Media (continued)

4,605	Tribune Publishing Company				$43,011
	Total Media				1,114,760

	Professional Services – 0.1% (0.0% of Total Investments)

47,152	Vertrue, Inc., (6), (7)				101,377

	Software – 0.0% (0.0% of Total Investments)

291,294	Eagle Topco LP, (6), (8)				—
	Total Common Stocks (cost $4,582,049)				4,810,782

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

1,738	Education Management Corporation, (7)	7.500%		N/R	$3,476
	Total $25 Par (or similar) Retail Preferred (cost $4,219)				3,476

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 15.9% (9.6% of Total Investments)

	Commercial Services & Supplies – 0.4% (0.2% of Total Investments)

$1,233	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$949,410

	Communications Equipment – 0.3% (0.2% of Total Investments)

3,125	Avaya, Inc., 144A	10.500%	3/01/21	CCC+	763,672

	Containers & Packaging – 0.3% (0.2% of Total Investments)

776	Reynolds Group	9.875%	8/15/19	CCC+	758,540

	Diversified Telecommunication Services – 2.3% (1.4% of Total Investments)

600	Frontier Communications Corporation, 144A	8.875%	9/15/20	BB	601,500
1,585	Frontier Communications Corporation	6.250%	9/15/21	BB	1,334,871
1,350	Frontier Communications Corporation	6.875%	1/15/25	BB	1,073,250
300	IntelSat Limited	6.750%	6/01/18	CCC+	219,750
3,050	IntelSat Limited	7.750%	6/01/21	CCC+	1,326,750
2,650	IntelSat Limited	8.125%	6/01/23	CCC+	1,093,125
9,535	Total Diversified Telecommunication Services				5,649,246

	Health Care Equipment & Supplies – 3.7% (2.2% of Total Investments)

2,025	Kinetic Concepts	10.500%	11/01/18	B–	1,964,250
1,000	Kinetic Concepts	12.500%	11/01/19	CCC+	895,000
3,500	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	3,710,000
1,100	Tenet Healthcare Corporation	8.125%	4/01/22	B3	1,105,500
1,560	Tenet Healthcare Corporation	6.750%	6/15/23	B3	1,433,250
9,185	Total Health Care Equipment & Supplies				9,108,000

	Health Care Providers & Services – 2.2% (1.3% of Total Investments)

1,500	Community Health Systems, Inc.	5.125%	8/01/21	BB	1,488,750
2,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	2,180,700
600	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	562,500
250	Select Medical Corporation	6.375%	6/01/21	B–	212,500
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	980,000
5,750	Total Health Care Providers & Services				5,424,450

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

275	Scientific Games Corporation	8.125%	9/15/18	B–	195,250
1,550	Scientific Games International Inc.	10.000%	12/01/22	B	1,077,250
1,825	Total Hotels, Restaurants & Leisure				1,272,500

30	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Media – 2.8% (1.7% of Total Investments)

$100	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	$100,571
1,524	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	628,650
2,872	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	1,970,910
6,404	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	1,607,316
3,050	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	1,982,500
500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	531,250
14,450	Total Media				6,821,197

	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

750	iStar Inc.	4.000%	11/01/17	B+	706,875

	Semiconductors & Semiconductor Equipment – 0.6% (0.4% of Total Investments)

1,075	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	682,625
1,200	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	744,000
2,275	Total Semiconductors & Semiconductor Equipment				1,426,625

	Software – 0.5% (0.3% of Total Investments)

1,330	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	814,625
700	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	399,000
2,030	Total Software				1,213,625

	Wireless Telecommunication Services – 2.0% (1.2% of Total Investments)

500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	482,500
1,000	Sprint Capital Corporation	6.900%	5/01/19	B+	800,000
500	Sprint Corporation	7.875%	9/15/23	B+	357,500
2,000	Sprint Corporation	7.125%	6/15/24	B+	1,350,000
1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,785,000
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	77,063
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	77,437
5,900	Total Wireless Telecommunication Services				4,929,500
$56,834	Total Corporate Bonds (cost $54,961,342)				39,023,640
	Total Long-Term Investments (cost $415,274,461)				373,366,609

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 14.4% (8.6% of Total Investments)

	REPURCHASE AGREEMENTS – 14.4% (8.6% of Total Investments)

$35,258	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $35,257,898, collateralized by $35,800,000 U.S. Treasury Notes, 1.000%, due 5/15/18, value $35,966,076	0.030%	2/01/16		$35,257,810
	Total Short-Term Investments (cost $35,257,810)				35,257,810
	Total Investments (cost $450,532,271) – 166.9%				408,624,419
	Borrowings – (38.2)% (9), (10)				(93,500,000)
	Variable Rate Term Preferred Shares, at Liquidation Preference – (23.7)% (11)				(58,000,000)
	Other Assets Less Liabilities – (5.0)%				(12,259,722)
	Net Assets Applicable to Common Shares – 100%				$244,864,697

Nuveen Investments	31

NSL	Nuveen Senior Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 22.9%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(11)	Variable Rate Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 14.2%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

32	Nuveen Investments

JFR

Nuveen Floating Rate Income Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 153.0% (92.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 129.5% (77.9% of Total Investments) (4)

	Aerospace & Defense – 1.8% (1.1% of Total Investments)

$4,269	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$4,275,643
5,504	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	3,701,172
2,979	Transdigm, Inc., Term Loan E, First Lien	3.500%	5/16/22	Ba3	2,862,852
12,752	Total Aerospace & Defense				10,839,667

	Air Freight & Logistics – 0.5% (0.3% of Total Investments)

3,000	XPO Logistics, Inc., Term Loan B	5.500%	10/27/21	Ba1	2,973,750

	Airlines – 2.2% (1.3% of Total Investments)

3,431	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	3,376,280
2,970	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	2,939,240
1,940	Delta Air Lines, Inc., Term Loan B2	2.677%	4/18/16	BBB	1,939,567
4,410	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	4,377,613
12,751	Total Airlines				12,632,700

	Automobiles – 2.9% (1.7% of Total Investments)

7,830	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	7,782,117
7,795	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	7,374,827
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,676,666
17,625	Total Automobiles				16,833,610

	Building Products – 0.8% (0.5% of Total Investments)

2,765	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	2,497,716
2,115	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	2,100,940
4,880	Total Building Products				4,598,656

	Capital Markets – 1.0% (0.6% of Total Investments)

2,794	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,784,251
2,932	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	2,914,172
5,726	Total Capital Markets				5,698,423

	Chemicals – 2.2% (1.3% of Total Investments)

2,734	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	2,662,087
594	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	569,918
2,319	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	2,278,277
2,000	OM Group, Inc., Term Loan, First Lien	7.000%	11/17/21	B	1,850,000
2,425	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	2,407,002
3,498	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	3,398,258
13,570	Total Chemicals				13,165,542

	Commercial Services & Supplies – 2.8% (1.7% of Total Investments)

1,497	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	1,430,066
934	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	909,518
3,423	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	B–	2,661,402
824	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	229,768
1,467	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	124,708
4,567	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,623,593
500	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	376,250
3,865	Protection One, Inc., Term Loan, First Lien	5.000%	7/01/21	B1	3,809,749
2,000	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B	1,920,000
1,750	Universal Services of America, Term Loan, Second Lien	9.500%	7/28/23	CCC+	1,627,500
20,827	Total Commercial Services & Supplies				16,712,554

Nuveen Investments	33

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Communications Equipment – 1.4% (0.9% of Total Investments)

$6,723	Avaya, Inc., Term Loan B3	5.121%	10/26/17	B1	$5,309,226
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	807,622
2,314	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	2,299,091
10,097	Total Communications Equipment				8,415,939

	Consumer Finance – 2.1% (1.2% of Total Investments)

9,750	First Data Corporation, Term Loan	3.927%	3/23/18	BB	9,636,832
2,500	First Data Corporation, Term Loan B	4.177%	7/08/22	BB	2,461,160
12,250	Total Consumer Finance				12,097,992

	Containers & Packaging – 1.5% (0.9% of Total Investments)

1,947	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB–	1,941,782
4,308	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	4,071,636
2,826	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	2,817,863
9,081	Total Containers & Packaging				8,831,281

	Diversified Consumer Services – 5.8% (3.5% of Total Investments)

1,746	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	1,734,715
7,952	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	7,758,883
422	Harland Clarke Holdings Corporation, Extended Term Loan	5.857%	6/30/17	BB–	403,511
3,260	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	3,116,255
1,425	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	BB–	1,339,500
8,568	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	8,564,238
2,985	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	2,921,569
217	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	171,414
7,772	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	7,727,844
34,347	Total Diversified Consumer Services				33,737,929

	Diversified Financial Services – 0.8% (0.5% of Total Investments)

1,492	MJ Acquisition Corp., Term Loan, First Lien	4.001%	6/01/22	BB–	1,471,978
1,980	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	N/R	1,980,520
1,000	TransFirst, Inc., Term Loan, Second Lien	9.000%	11/11/22	CCC+	1,011,250
4,472	Total Diversified Financial Services				4,463,748

	Diversified Telecommunication Services – 5.4% (3.3% of Total Investments)

1,708	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,673,542
2,010	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan, (DD1)	3.750%	6/30/19	BB–	1,929,239
2,435	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	Ba1	2,403,065
3,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	Ba1	3,666,208
10,798	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	10,529,507
4,437	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	4,313,682
2,860	Ziggo N.V., Term Loan B2	3.508%	1/15/22	BB–	2,779,818
4,703	Ziggo N.V., Term Loan B3, Delayed Draw	3.601%	1/15/22	BB–	4,571,808
32,618	Total Diversified Telecommunication Services				31,866,869

	Electric Utilities – 0.4% (0.3% of Total Investments)

2,500	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	2,496,875

	Electronic Equipment, Instruments & Components – 1.0% (0.6% of Total Investments)

4,057	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	3,012,627
3,096	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	2,584,789
7,153	Total Electronic Equipment, Instruments & Components				5,597,416

	Energy Equipment & Services – 0.4% (0.3% of Total Investments)

5,214	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	1,642,296
638	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B3	583,928
1,574	Offshore Group Investment Limited, Term Loan B, (5)	0.000%	10/25/17	D	292,058
7,426	Total Energy Equipment & Services				2,518,282

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food & Staples Retailing – 8.4% (5.1% of Total Investments)

$4,923	Albertson’s LLC, Term Loan B2	5.500%	3/21/19	BB–	$4,880,147
27,789	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	27,251,569
3,000	Albertson’s LLC, Term Loan B5	5.500%	12/10/22	BB	2,942,499
3,220	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,065,702
4,000	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	3,370,000
735	Del Monte Foods Company, Term Loan, First Lien	4.252%	2/18/21	B2	705,600
1,500	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	BB	1,503,750
2,675	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	2,674,583
3,114	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	3,008,909
50,956	Total Food & Staples Retailing				49,402,759

	Food Products – 5.7% (3.4% of Total Investments)

1,970	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,901,050
6,790	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	6,764,549
3,866	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	3,827,480
16,749	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	16,539,835
4,620	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	N/R	4,358,198
33,995	Total Food Products				33,391,112

	Health Care Equipment & Supplies – 3.7% (2.2% of Total Investments)

581	Ardent Medical Services, Inc., Term Loan B, First Lien	6.500%	8/04/21	B1	579,050
1,975	CareCore National LLC, Term Loan	5.500%	3/05/21	B	1,698,392
2,420	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	2,393,231
2,000	Greatbatch, Inc., Term Loan B	5.250%	10/14/22	B+	1,985,000
6,738	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	6,571,879
4,948	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	4,329,556
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	2,217,017
1,995	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	1,940,138
23,210	Total Health Care Equipment & Supplies				21,714,263

	Health Care Providers & Services – 6.3% (3.8% of Total Investments)

1,980	Acadia Healthcare, Inc., Term Loan B, First Lien	4.250%	2/11/22	Ba2	1,969,274
1,730	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,667,037
3,461	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	3,337,962
3,607	DaVita HealthCare Partners, Inc., Tranche B, Term Loan	3.500%	6/24/21	Ba1	3,605,062
7,465	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	7,436,524
1,425	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	1,417,570
1,295	HCA, Inc., Tranche B5, Term Loan	3.178%	3/31/17	BBB–	1,295,354
2,475	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	2,091,322
3,653	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	3,415,723
2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	1,870,000
1,533	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	1,502,548
3,886	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	N/R	3,531,122
2,370	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	2,336,351
1,500	Select Medical Corporation, Term Loan E, First Lien, (WI/DD)	TBD	TBD	Ba2	1,485,000
38,380	Total Health Care Providers & Services				36,960,849

	Health Care Technology – 0.9% (0.5% of Total Investments)

5,115	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	5,098,984

	Hotels, Restaurants & Leisure – 6.4% (3.9% of Total Investments)

7,817	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	7,779,254
3,003	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,997,032
4,435	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	4,417,700
586	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	BB+	589,638
2,715	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	CCC	2,669,615
2,239	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	2,184,180
2,910	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	2,888,478
3,920	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	3,524,499
4,459	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	3,984,184
3,265	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB	3,083,300

Nuveen Investments	35

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Hotels, Restaurants & Leisure (continued)

$3,615	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	$3,557,811
38,964	Total Hotels, Restaurants & Leisure				37,675,691

	Household Durables – 0.5% (0.3% of Total Investments)

2,435	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	2,425,379
245	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	244,941
2,680	Total Household Durables				2,670,320

	Industrial Conglomerates – 0.4% (0.2% of Total Investments)

2,279	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	2,125,572

	Insurance – 2.3% (1.4% of Total Investments)

5,313	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	5,185,060
2,500	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B1	2,459,375
5,870	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	5,648,453
13,683	Total Insurance				13,292,888

	Internet & Catalog Retail – 1.4% (0.8% of Total Investments)

8,417	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	8,164,957

	Internet Software & Services – 2.1% (1.2% of Total Investments)

997	Ancestry.com, Inc., Term Loan B	5.000%	8/29/22	Ba3	990,954
3,395	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	3,362,113
733	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	726,252
290	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	288,019
7,856	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	6,809,655
13,271	Total Internet Software & Services				12,176,993

	IT Services – 1.0% (0.6% of Total Investments)

3,775	EIG Investors Corp., Term Loan	5.000%	11/09/19	B1	3,670,287
450	Mitchell International, Inc., Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	399,750
567	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	565,692
1,250	Zayo Group LLC, Term Loan B2	4.500%	5/06/21	Ba2	1,252,149
6,042	Total IT Services				5,887,878

	Leisure Products – 2.0% (1.2% of Total Investments)

3,746	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	3,464,850
3,134	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	3,017,878
938	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	926,511
3,161	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	3,128,207
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	995,833
11,979	Total Leisure Products				11,533,279

	Machinery – 0.3% (0.2% of Total Investments)

1,823	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	1,744,806

	Marine – 0.2% (0.1% of Total Investments)

1,500	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/06/20	B	1,335,000

	Media – 13.5% (8.1% of Total Investments)

2,116	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	2,030,596
2,200	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,945,167
1,743	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	1,471,892
997	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	907,379
1,970	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	1,562,866
2,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	1,146,666
7,480	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	7,358,595
5,000	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB–	5,003,645
1,038	Clear Channel Communications, Inc., Tranche D, Term Loan	7.178%	1/30/19	Caa1	691,482
2,718	Clear Channel Communications, Inc.,Term Loan E	7.928%	7/30/19	Caa1	1,808,503

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Media (continued)

$13,535	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B2	$9,994,458
3,751	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	3,708,544
641	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	634,557
890	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	882,927
2,955	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	2,909,753
1,500	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	1,492,500
3,330	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	3,294,160
2,500	Numericable Group S.A., Term Loan	4.750%	1/20/23	B+	2,402,455
3,185	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	B+	3,069,670
2,755	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	B+	2,655,683
3,291	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	3,159,645
17,481	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	17,101,767
673	Virgin Media Investment Holdings, Term Loan F, First Lien	3.500%	6/30/23	BB–	660,369
1,989	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B1	1,914,753
475	Yell Group PLC, Term Loan A2	5.586%	3/01/19	N/R	978,977
17	Yell Group PLC, Term Loan A2, (8)	1.500%	3/03/19	N/R	—
1,925	Yell Group PLC, Term Loan B2, PIK, (8)	0.000%	3/03/24	N/R	—
88,155	Total Media				78,787,009

	Multiline Retail – 2.2% (1.3% of Total Investments)

2,233	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	2,147,987
3,000	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	2,657,499
4,449	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	4,444,996
2,010	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	2,002,462
1,382	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	1,382,273
13,074	Total Multiline Retail				12,635,217

	Oil, Gas & Consumable Fuels – 1.1% (0.7% of Total Investments)

683	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	334,867
5,480	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	575,358
867	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba2	563,333
745	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	123,807
4,248	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B–	2,088,787
3,833	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B	1,528,333
426	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	CCC–	90,576
1,118	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	1,053,920
17,400	Total Oil, Gas & Consumable Fuels				6,358,981

	Pharmaceuticals – 4.9% (2.9% of Total Investments)

6,000	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	5,932,500
5,625	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	35,156
3,940	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	3,787,325
5,569	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	5,473,260
4,451	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	4,435,825
2,639	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB	2,536,262
6,502	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	6,257,966
34,726	Total Pharmaceuticals				28,458,294

	Professional Services – 0.2% (0.1% of Total Investments)

1,624	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	1,425,448

	Real Estate Investment Trust – 4.4% (2.6% of Total Investments)

15,222	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	14,335,466
4,863	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	4,839,945
2,280	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	2,250,274
5,466	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB–	4,270,146
27,831	Total Real Estate Investment Trust				25,695,831

	Real Estate Management & Development – 1.4% (0.8% of Total Investments)

3,723	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	3,653,087

Nuveen Investments	37

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Real Estate Management & Development (continued)

$4,569	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	$4,565,740
8,292	Total Real Estate Management & Development				8,218,827

	Road & Rail – 0.3% (0.2% of Total Investments)

2,000	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B1	1,880,000

	Semiconductors & Semiconductor Equipment – 6.2% (3.7% of Total Investments)

22,000	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	21,679,174
6,000	Microsemi Corporation, Term Loan B, First Lien	5.250%	12/17/22	Ba2	5,965,002
6,000	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	BBB–	5,993,034
2,891	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	2,872,225
36,891	Total Semiconductors & Semiconductor Equipment				36,509,435

	Software – 10.4% (6.3% of Total Investments)

3,074	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	2,937,917
5,625	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	4,507,385
2,500	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	10/06/22	BB+	2,500,783
5,362	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	4,917,280
3,997	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	3,912,091
4,660	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	4,592,302
12,814	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	12,085,807
1,746	Informatica Corp., Term Loan B	4.500%	8/05/22	B	1,671,000
2,800	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	2,770,367
3,052	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	3,013,581
6,289	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	6,286,566
2,320	MSC Software Corporation, Initial Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	2,146,000
3,857	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.007%	7/08/22	BB	3,842,731
554	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	552,113
5,189	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	5,196,232
63,839	Total Software				60,932,155

	Specialty Retail – 2.2% (1.3% of Total Investments)

3,589	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	3,362,099
7,000	Petco Animal Supplies, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B1	6,866,804
2,687	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,600,475
13,276	Total Specialty Retail				12,829,378

	Technology Hardware, Storage & Peripherals – 3.0% (1.8% of Total Investments)

17,642	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	17,611,062

	Trading Companies & Distributors – 1.6% (1.0% of Total Investments)

8,125	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB–	8,014,648
1,666	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,339,117
9,791	Total Trading Companies & Distributors				9,353,765

	Transportation Infrastructure – 0.4% (0.3% of Total Investments)

151	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	126,267
877	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	732,346
846	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	706,817
1,210	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	1,010,132
3,084	Total Transportation Infrastructure				2,575,562

	Wireless Telecommunication Services – 3.1% (1.9% of Total Investments)

4,612	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	4,353,433
4,757	Asurion LLC, Term Loan B4, First Lien	5.000%	8/04/22	Ba3	4,382,619
4,862	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	4,804,150
2,700	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	2,704,501
2,000	UPC Broadband Holding BV, Term Loan AH	3.344%	6/30/21	BB	1,964,108
18,931	Total Wireless Telecommunication Services				18,208,811
$819,925	Total Variable Rate Senior Loan Interests (cost $818,417,940)				758,136,359

38	Nuveen Investments

Shares	Description (1)				Value

	COMMON STOCKS – 1.5% (0.9% of Total Investments)

	Diversified Consumer Services – 0.3% (0.2% of Total Investments)

78,490	Cengage Learning Holdings II LP, (6)				$1,530,555
9,876,769	Education Management Corporation, (6), (7)				988
	Total Diversified Consumer Services				1,531,543

	Health Care Providers & Services – 0.2% (0.1% of Total Investments)

113,515	Millennium Health LLC, (6), (7)				1,475,695

	Hotels, Restaurants & Leisure – 0.3% (0.2% of Total Investments)

37,535	BLB Worldwide Holdings Inc., (6), (7)				1,832,958
2,670	Buffets Term Loan, (6), (7)				—
	Total Hotels, Restaurants & Leisure				1,832,958

	Media – 0.7% (0.4% of Total Investments)

6,597	Cumulus Media, Inc., (6)				1,730
26,045	Metro-Goldwyn-Mayer, (6), (7)				1,927,330
57,088	Tribune Media Company				1,881,050
45,942	Tribune Media Company, (8)				—
14,272	Tribune Publishing Company				133,300
	Total Media				3,943,410

	Professional Services – 0.0% (0.0% of Total Investments)

47,152	Vertrue, Inc., (6), (7)				101,377

	Software – 0.0% (0.0% of Total Investments)

743,286	Eagle Topco LP, (6), (8)				1
	Total Common Stocks (cost $9,958,357)				8,884,984

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

10,989	Education Management Corporation, (7)	7.500%		N/R	$21,978
	Total $25 Par (or similar) Retail Preferred (cost $26,686)				21,978

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$850	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$717,187
$850	Total Convertible Bonds (cost $696,250)				717,187

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 14.2% (8.5% of Total Investments)

	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)

$1,034	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$796,180

	Communications Equipment – 0.2% (0.1% of Total Investments)

5,565	Avaya, Inc., 144A	10.500%	3/01/21	CCC+	1,359,947

	Containers & Packaging – 0.3% (0.2% of Total Investments)

1,715	Reynolds Group	9.875%	8/15/19	CCC+	1,676,413

	Diversified Telecommunication Services – 1.6% (1.0% of Total Investments)

2,560	Frontier Communications Corporation	6.250%	9/15/21	BB	2,156,006

Nuveen Investments	39

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Telecommunication Services (continued)

$2,200	Frontier Communications Corporation	6.875%	1/15/25	BB	$1,749,000
1,500	IntelSat Limited	6.750%	6/01/18	CCC+	1,098,750
5,750	IntelSat Limited	7.750%	6/01/21	CCC+	2,501,250
4,550	IntelSat Limited	8.125%	6/01/23	CCC+	1,876,875
16,560	Total Diversified Telecommunication Services				9,381,881

	Health Care Equipment & Supplies – 2.6% (1.5% of Total Investments)

3,250	Kinetic Concepts	10.500%	11/01/18	B–	3,152,500
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	1,790,000
1,000	Tenet Healthcare Corporation	6.750%	2/01/20	B3	960,000
4,000	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	4,240,000
1,650	Tenet Healthcare Corporation	8.125%	4/01/22	B3	1,658,250
3,335	Tenet Healthcare Corporation	6.750%	6/15/23	B3	3,064,031
15,235	Total Health Care Equipment & Supplies				14,864,781

	Health Care Providers & Services – 2.1% (1.3% of Total Investments)

4,000	Community Health Systems, Inc.	5.125%	8/01/21	BB	3,970,000
6,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	5,815,200
1,200	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,125,000
600	Select Medical Corporation	6.375%	6/01/21	B–	510,000
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	980,000
13,200	Total Health Care Providers & Services				12,400,200

	Hotels, Restaurants & Leisure – 0.4% (0.2% of Total Investments)

275	Scientific Games Corporation	8.125%	9/15/18	B–	195,250
3,200	Scientific Games International Inc.	10.000%	12/01/22	B	2,224,000
3,475	Total Hotels, Restaurants & Leisure				2,419,250

	Media – 3.6% (2.2% of Total Investments)

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	1,022,390
200	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	201,141
1,762	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	726,825
6,562	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	4,503,172
10,842	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	2,721,219
10,350	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	6,727,500
2,000	Dish DBS Corporation	5.875%	7/15/22	BB–	1,882,500
1,500	Dish DBS Corporation	5.875%	11/15/24	BB–	1,335,000
1,875	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	1,992,188
36,091	Total Media				21,111,935

	Real Estate Investment Trust – 0.3% (0.1% of Total Investments)

1,500	iStar Inc.	4.000%	11/01/17	B+	1,413,750

	Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

500	Advanced Micro Devices, Inc.	6.750%	3/01/19	B–	341,250
2,800	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	1,778,000
2,468	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	1,530,160
1,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	B–	620,000
6,768	Total Semiconductors & Semiconductor Equipment				4,269,410

	Software – 0.4% (0.2% of Total Investments)

2,500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,531,250
1,500	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	855,000
4,000	Total Software				2,386,250

	Wireless Telecommunication Services – 1.9% (1.2% of Total Investments)

750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	723,750
7,750	Sprint Corporation	7.875%	9/15/23	B+	5,541,250
1,750	Sprint Corporation	7.125%	6/15/24	B+	1,181,250

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Wireless Telecommunication Services (continued)

$3,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	$3,825,000
14,000	Total Wireless Telecommunication Services				11,271,250
$119,143	Total Corporate Bonds (cost $115,556,859)				83,351,247

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES – 6.0% (3.6% of Total Investments)

$1,200	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14	5.462%	11/20/24	BB	$997,834
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	6.120%	7/20/23	BB	2,171,943
500	Carlyle Global Market Strategies Collateralized Loan Obligations, Series 2013-2A	5.620%	4/18/25	BB	397,174
1,750	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	5.222%	7/15/25	BB	1,343,904
1,000	Finn Square Collateralized Loan Obligations Limited, Series 2012-1A, 144A	5.644%	12/24/23	BB	767,305
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	5.020%	1/15/23	BB	1,165,277
500	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.620%	4/15/24	BB	360,320
2,700	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	6.370%	10/19/22	BB	2,622,707
6,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A	5.393%	2/25/17	BB–	4,602,713
3,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	6.120%	4/15/22	BB	2,846,331
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A	5.770%	4/19/22	BB+	1,260,824
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.670%	4/22/22	BB	1,461,885
2,750	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A	6.120%	4/20/26	Ba3	2,096,014
1,500	Madison Park Funding Limited, Series 2012-10A	5.870%	1/20/25	BB	1,254,050
500	North End CLO Limited, Loan Pool, 144A	5.220%	7/17/25	BB	307,165
750	Northwoods Capital Corporation, Collateralized Loan Obligations 2012-9A	5.720%	1/18/24	BB–	524,626
800	Oak Hill Credit Partners Series 2013-9A	5.630%	10/20/25	BB–	603,678
3,360	Oak Hill Credit Partners, Series 2012-7A	5.370%	11/20/23	BB	2,583,743
3,000	Octagon Investment Partners, Series 2015-1A	6.470%	10/20/26	Ba3	2,260,410
3,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.344%	11/08/24	BB–	2,111,877
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.337%	12/15/22	BB	966,497
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	6.132%	5/24/23	BB	2,637,051
$43,310	Total Asset-Backed Securities (cost $40,414,387)				35,343,328

Shares	Description (1), (9)				Value

	INVESTMENT COMPANIES – 1.7% (1.0% of Total Investments)

353,668	Eaton Vance Floating-Rate Income Trust Fund				$4,304,140
968,586	Eaton Vance Senior Income Trust				5,288,479
	Total Investment Companies (cost $11,981,509)				9,592,619
	Total Long-Term Investments (cost $997,051,988)				896,047,702

Nuveen Investments	41

JFR	Nuveen Floating Rate Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 13.2% (8.0% of Total Investments)

	REPURCHASE AGREEMENTS – 13.2% (8.0% of Total Investments)

$77,432	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $77,431,983, collateralized by $76,220,000 U.S. Treasury Notes, 2.375%, due 7/31/17, value $78,982,975	0.030%	2/01/16	$77,431,789
	Total Short-Term Investments (cost $77,431,789)			77,431,789
	Total Investments (cost $1,074,483,777) – 166.2%			973,479,491
	Borrowings – (38.5)% (10), (11)			(225,300,000)
	Variable Rate Term Preferred Shares, at Liquidation Preference – (23.7)% (12)			(139,000,000)
	Other Assets Less Liabilities – (4.0)%			(23,597,408)
	Net Assets Applicable to Common Shares – 100%			$585,582,083

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(10)	Borrowings as a percentage of Total Investments is 23.1%.

(11)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(12)	Variable Rate Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 14.3%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

42	Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 154.5% (93.0% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 130.5% (78.5% of Total Investments) (4)

	Aerospace & Defense – 2.3% (1.4% of Total Investments)

$3,049	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$3,054,030
4,551	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	3,061,295
3,390	Transdigm, Inc., Term Loan E, First Lien	3.500%	5/16/22	Ba3	3,258,316
10,990	Total Aerospace & Defense				9,373,641

	Air Freight & Logistics – 0.5% (0.3% of Total Investments)

2,000	XPO Logistics, Inc., Term Loan B	5.500%	10/27/21	Ba1	1,982,500

	Airlines – 2.5% (1.5% of Total Investments)

2,449	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	2,409,542
1,980	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	1,959,493
2,910	Delta Air Lines, Inc., Term Loan B2	2.677%	4/18/16	BBB	2,909,351
2,940	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	2,918,409
10,279	Total Airlines				10,196,795

	Automobiles – 3.5% (2.1% of Total Investments)

7,829	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	7,782,117
5,567	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,267,734
1,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,257,500
14,896	Total Automobiles				14,307,351

	Building Products – 0.7% (0.4% of Total Investments)

1,975	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,784,083
1,170	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	1,161,946
3,145	Total Building Products				2,946,029

	Capital Markets – 1.2% (0.7% of Total Investments)

2,794	Citco III Limited, Term Loan B	4.250%	6/29/18	N/R	2,784,251
1,955	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,942,781
4,749	Total Capital Markets				4,727,032

	Chemicals – 1.7% (1.0% of Total Investments)

2,014	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,960,986
438	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	419,821
1,521	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	1,494,749
1,500	OM Group, Inc., Term Loan, First Lien	7.000%	11/17/21	B	1,387,500
1,455	PQ Corporation, Term Loan B	4.000%	8/07/17	B+	1,444,201
6,928	Total Chemicals				6,707,257

	Commercial Services & Supplies – 3.0% (1.8% of Total Investments)

998	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	953,377
936	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	911,809
2,196	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	B–	1,707,499
261	Education Management LLC, Tranche A, Term Loan	5.500%	7/02/20	N/R	72,685
464	Education Management LLC, Tranche B, Term Loan	8.500%	7/02/20	N/R	39,450
3,196	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,536,515
333	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	250,833
2,868	Protection One, Inc., Term Loan, First Lien	5.000%	7/01/21	B1	2,826,588
1,500	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B	1,440,000
1,750	Universal Services of America, Term Loan, Second Lien	9.500%	7/28/23	CCC+	1,627,500
14,502	Total Commercial Services & Supplies				12,366,256

Nuveen Investments	43

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Communications Equipment – 1.6% (1.0% of Total Investments)

$5,417	Avaya, Inc., Term Loan B3	5.121%	10/26/17	B1	$4,278,029
1,060	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	807,622
1,322	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	1,313,060
7,799	Total Communications Equipment				6,398,711

	Consumer Finance – 2.6% (1.6% of Total Investments)

8,690	First Data Corporation, Term Loan	3.927%	3/23/18	BB	8,590,447
2,000	First Data Corporation, Term Loan B	4.177%	7/08/22	BB	1,968,928
10,690	Total Consumer Finance				10,559,375

	Containers & Packaging – 1.1% (0.7% of Total Investments)

1,461	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB–	1,456,337
3,272	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	3,092,512
4,733	Total Containers & Packaging				4,548,849

	Diversified Consumer Services – 6.7% (4.0% of Total Investments)

1,247	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	1,239,082
6,794	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	6,629,622
2,329	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	2,225,896
1,425	Harland Clarke Holdings Corporation, Term Loan B4	6.000%	8/04/19	BB–	1,339,500
5,312	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	5,309,656
2,488	Houghton Mifflin, Term Loan B, First Lien	4.000%	5/28/21	BB	2,434,641
156	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	123,041
7,945	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	7,900,426
27,696	Total Diversified Consumer Services				27,201,864

	Diversified Financial Services – 1.3% (0.8% of Total Investments)

1,492	MJ Acquisition Corp., Term Loan, First Lien	4.001%	6/01/22	BB–	1,471,978
1,500	Protection One, Inc., Term Loan, Second Lien	9.750%	7/01/22	CCC+	1,428,750
1,485	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	N/R	1,485,390
1,000	TransFirst, Inc., Term Loan, Second Lien	9.000%	11/11/22	CCC+	1,011,250
5,477	Total Diversified Financial Services				5,397,368

	Diversified Telecommunication Services – 5.4% (3.2% of Total Investments)

1,067	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	1,045,964
1,257	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan, (DD1)	3.750%	6/30/19	BB–	1,206,168
761	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	Ba1	751,390
2,667	Level 3 Financing, Inc., Term Loan, Tranche B3	4.000%	8/01/19	Ba1	2,666,333
7,517	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	7,329,858
3,328	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	3,235,261
2,145	Ziggo N.V., Term Loan B2	3.508%	1/15/22	BB–	2,084,864
3,527	Ziggo N.V., Term Loan B3, Delayed Draw	3.601%	1/15/22	BB–	3,428,856
22,269	Total Diversified Telecommunication Services				21,748,694

	Electric Utilities – 0.4% (0.2% of Total Investments)

1,500	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	1,498,125

	Electronic Equipment, Instruments & Components – 0.9% (0.5% of Total Investments)

2,332	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	1,731,815
2,211	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	1,846,278
4,543	Total Electronic Equipment, Instruments & Components				3,578,093

	Energy Equipment & Services – 0.5% (0.3% of Total Investments)

4,012	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	1,263,670
638	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	B3	583,928
1,471	Offshore Group Investment Limited, Term Loan B, (5)	0.000%	10/25/17	D	272,797
6,121	Total Energy Equipment & Services				2,120,395

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Food & Staples Retailing – 7.8% (4.7% of Total Investments)

$3,447	Albertson’s LLC, Term Loan B2	5.500%	3/21/19	BB–	$3,416,593
18,360	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	18,005,500
3,273	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	3,115,409
2,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	2,106,250
2,675	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	2,674,583
2,628	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	2,539,348
32,883	Total Food & Staples Retailing				31,857,683

	Food Products – 6.3% (3.8% of Total Investments)

1,478	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	1,425,788
5,820	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	5,798,185
1,013	Pinnacle Foods Finance LLC, Term Loan G	3.000%	4/29/20	BB+	1,002,566
14,016	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	13,841,645
3,850	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	N/R	3,631,832
26,177	Total Food Products				25,700,016

	Health Care Equipment & Supplies – 3.6% (2.2% of Total Investments)

1,481	CareCore National LLC, Term Loan	5.500%	3/05/21	B	1,273,794
1,936	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	1,914,585
1,500	Greatbatch, Inc., Term Loan B	5.250%	10/14/22	B+	1,488,750
2,213	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	2,158,361
4,123	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	3,607,964
2,553	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	2,217,017
1,995	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	1,940,138
15,801	Total Health Care Equipment & Supplies				14,600,609

	Health Care Providers & Services – 5.1% (3.1% of Total Investments)

1,384	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,333,629
2,769	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	2,670,370
4,478	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	4,461,360
855	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	850,542
1,485	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	1,254,793
2,198	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	2,054,980
1,500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	1,402,500
1,150	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	1,126,911
2,848	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	N/R	2,587,849
1,778	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	1,752,263
1,250	Select Medical Corporation, Term Loan E, First Lien, (WI/DD)	TBD	TBD	Ba2	1,237,500
21,695	Total Health Care Providers & Services				20,732,697

	Health Care Technology – 0.5% (0.3% of Total Investments)

2,110	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	2,103,882

	Hotels, Restaurants & Leisure – 6.3% (3.8% of Total Investments)

5,685	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	5,657,639
2,251	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,246,289
3,104	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	3,092,460
391	Extended Stay America, Inc., Term Loan	5.000%	6/24/19	BB+	393,092
2,172	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	CCC	2,135,692
1,741	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	1,698,807
1,940	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	1,925,652
2,940	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	2,643,375
3,468	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	3,099,549
2,711	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	2,668,358
26,403	Total Hotels, Restaurants & Leisure				25,560,913

	Household Durables – 0.2% (0.2% of Total Investments)

886	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	881,956
95	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB+	94,460
981	Total Household Durables				976,416

Nuveen Investments	45

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Industrial Conglomerates – 0.2% (0.1% of Total Investments)

$889	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	$828,866

	Insurance – 2.2% (1.3% of Total Investments)

3,314	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	3,233,820
1,500	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B1	1,475,625
4,403	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	4,236,340
9,217	Total Insurance				8,945,785

	Internet & Catalog Retail – 1.2% (0.7% of Total Investments)

4,950	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	4,801,500

	Internet Software & Services – 2.3% (1.4% of Total Investments)

3,395	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	3,362,113
733	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	726,252
290	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	288,019
5,790	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	5,017,641
10,208	Total Internet Software & Services				9,394,025

	IT Services – 1.2% (0.7% of Total Investments)

3,235	EIG Investors Corp., Term Loan	5.000%	11/09/19	B1	3,145,113
350	Mitchell International, Inc., Initial Term Loan B, First Lien, (WI/DD)	TBD	TBD	B1	310,917
245	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	244,607
1,250	Zayo Group LLC, Term Loan B2	4.500%	5/06/21	Ba2	1,252,149
5,080	Total IT Services				4,952,786

	Leisure Products – 2.0% (1.2% of Total Investments)

2,247	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	2,078,910
2,786	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	2,682,558
423	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	417,901
2,140	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	2,117,555
1,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	995,833
8,596	Total Leisure Products				8,292,757

	Machinery – 0.2% (0.1% of Total Investments)

988	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	945,256

	Marine – 0.2% (0.1% of Total Investments)

1,000	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/06/20	B	890,000

	Media – 14.5% (8.7% of Total Investments)

1,178	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	1,130,191
1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,282,042
1,743	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	1,471,892
997	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	907,379
3,448	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	2,735,016
1,500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	860,000
5,485	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	5,396,303
4,000	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB–	4,002,916
360	Clear Channel Communications, Inc., Tranche D, Term Loan	7.178%	1/30/19	Caa1	239,686
1,646	Clear Channel Communications, Inc.,Term Loan E	7.928%	7/30/19	Caa1	1,095,254
10,715	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B2	7,911,949
2,500	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	2,472,363
191	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	188,958
594	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	588,618
1,970	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,939,835
1,125	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	1,119,375
2,497	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	2,470,620
2,450	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB	2,414,781
1,500	Numericable Group S.A., Term Loan	4.750%	1/20/23	B+	1,441,473
3,716	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	B+	3,581,281
3,214	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	B+	3,098,297

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Media (continued)

$2,194	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	$2,106,430
8,361	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	8,179,106
1,466	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B1	1,411,725
317	Yell Group PLC, Term Loan A2	5.586%	3/01/19	N/R	654,005
11	Yell Group PLC, Term Loan A2, (8)	1.500%	3/03/19	N/R	—
1,286	Yell Group PLC, Term Loan B2, PIK, (8)	0.000%	3/03/24	N/R	—
65,914	Total Media				58,699,495

	Multiline Retail – 2.4% (1.4% of Total Investments)

1,737	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	1,670,657
2,000	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	1,771,666
3,667	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	3,663,838
1,650	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	1,643,813
922	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	921,515
9,976	Total Multiline Retail				9,671,489

	Oil, Gas & Consumable Fuels – 1.1% (0.7% of Total Investments)

692	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	339,308
4,383	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	460,287
173	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba2	112,667
1,130	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	187,931
2,734	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B–	1,344,049
2,911	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B	1,160,907
304	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	CCC–	64,697
839	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	790,440
13,166	Total Oil, Gas & Consumable Fuels				4,460,286

	Pharmaceuticals – 4.9% (3.0% of Total Investments)

4,500	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	4,449,375
3,125	Graceway Pharmaceuticals LLC, Second Lien Term Loan, (5)	0.000%	5/03/13	N/R	19,531
2,955	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	2,840,494
2,467	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	2,424,073
3,677	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	3,664,377
1,418	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB	1,363,396
5,350	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	5,148,959
23,492	Total Pharmaceuticals				19,910,205

	Professional Services – 0.1% (0.1% of Total Investments)

654	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	573,549

	Real Estate Investment Trust – 4.5% (2.7% of Total Investments)

10,745	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	10,119,153
3,891	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	3,871,956
1,420	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	1,400,992
3,812	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB–	2,978,074
19,868	Total Real Estate Investment Trust				18,370,175

	Real Estate Management & Development – 1.1% (0.6% of Total Investments)
2,482	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	2,435,392
1,863	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,861,394
4,345	Total Real Estate Management & Development				4,296,786

	Road & Rail – 0.4% (0.2% of Total Investments)

1,500	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B1	1,410,000

	Semiconductors & Semiconductor Equipment – 6.1% (3.7% of Total Investments)

15,000	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	14,781,254
4,000	Microsemi Corporation, Term Loan B, First Lien	5.250%	12/17/22	Ba2	3,976,668
4,000	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	BBB–	3,995,356

Nuveen Investments	47

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Semiconductors & Semiconductor Equipment (continued)

$1,927	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	$1,914,817
24,927	Total Semiconductors & Semiconductor Equipment				24,668,095

	Software – 11.5% (6.9% of Total Investments)

2,000	Ascend Learning LLC, Term Loan, Second Lien	9.500%	11/30/20	CCC+	1,900,000
3,464	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	3,311,152
4,207	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	3,371,153
1,500	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	10/06/22	BB+	1,500,470
4,468	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	4,097,733
2,367	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	2,316,682
2,892	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,849,724
9,053	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	8,538,217
1,247	Informatica Corp., Term Loan B	4.500%	8/05/22	B	1,193,571
1,225	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	1,212,035
1,943	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,917,733
4,596	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	4,594,029
1,551	MSC Software Corporation, Initial Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	1,434,213
750	MSC Software Corporation, Initial Term Loan, Second Lien	8.500%	5/31/21	Caa1	667,500
3,085	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.007%	7/08/22	BB	3,074,185
443	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	441,691
4,151	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	4,156,986
48,942	Total Software				46,577,074

	Specialty Retail – 2.0% (1.2% of Total Investments)

1,932	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,810,398
4,000	Petco Animal Supplies, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B1	3,923,888
2,239	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,167,062
8,171	Total Specialty Retail				7,901,348

	Technology Hardware, Storage & Peripherals – 3.1% (1.9% of Total Investments)

12,741	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	12,719,100

	Trading Companies & Distributors – 0.9% (0.6% of Total Investments)

2,790	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB–	2,751,295
1,250	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	1,004,338
4,040	Total Trading Companies & Distributors				3,755,633

	Transportation Infrastructure – 0.4% (0.2% of Total Investments)

85	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	70,863
492	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	411,007
475	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	396,680
679	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	566,907
1,731	Total Transportation Infrastructure				1,445,457

	Wireless Telecommunication Services – 2.3% (1.4% of Total Investments)

2,096	Asurion LLC, Term Loan B1	5.000%	5/24/19	Ba3	1,978,833
2,162	Asurion LLC, Term Loan B4, First Lien	5.000%	8/04/22	Ba3	1,992,100
3,161	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	3,122,698
2,250	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	2,253,751
9,669	Total Wireless Telecommunication Services				9,347,382
$574,431	Total Variable Rate Senior Loan Interests (cost $572,441,701)				530,047,600

Shares	Description (1)				Value

	COMMON STOCKS – 1.9% (1.1% of Total Investments)

	Diversified Consumer Services – 0.3% (0.2% of Total Investments)

71,949	Cengage Learning Holdings II LP, (6)				$1,403,006
3,124,035	Education Management Corporation, (6), (7)				312
	Total Diversified Consumer Services				1,403,318

48	Nuveen Investments

Shares	Description (1)				Value

	Health Care Providers & Services – 0.3% (0.1% of Total Investments)

83,191	Millennium Health LLC, (6), (7)				$1,081,483

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

37,535	BLB Worldwide Holdings Inc., (6), (7)				1,832,958

	Media – 0.8% (0.5% of Total Investments)

5,752	Cumulus Media, Inc., (6)				1,509
23,363	Metro-Goldwyn-Mayer, (6), (7)				1,728,862
44,843	Tribune Media Company				1,477,577
36,087	Tribune Media Company, (8)				—
11,210	Tribune Publishing Company				104,701
	Total Media				3,312,649

	Software – 0.0% (0.0% of Total Investments)

496,552	Eagle Topco LP, (6), (8)				1
	Total Common Stocks (cost $7,797,694)				7,630,409

Shares	Description (1)	Coupon		Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0% (0.0% of Total Investments)

	Diversified Consumer Services – 0.0% (0.0% of Total Investments)

3,476	Education Management Corporation, (7)	7.500%		N/R	$6,952
	Total $25 Par (or similar) Retail Preferred (cost $8,437)				6,952

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 0.1% (0.1% of Total Investments)

	Communications Equipment – 0.1% (0.1% of Total Investments)

$550	Nortel Networks Corp., (5)	1.750%	4/15/12	N/R	$464,062
$550	Total Convertible Bonds (cost $440,000)				464,062

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 16.2% (9.8% of Total Investments)

	Commercial Services & Supplies – 0.2% (0.1% of Total Investments)

$1,233	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$949,410

	Communications Equipment – 0.3% (0.2% of Total Investments)

4,140	Avaya, Inc., 144A	10.500%	3/01/21	CCC+	1,011,713

	Containers & Packaging – 0.3% (0.2% of Total Investments)

1,178	Reynolds Group	9.875%	8/15/19	CCC+	1,151,495

	Diversified Telecommunication Services – 2.4% (1.4% of Total Investments)

1,800	Frontier Communications Corporation, 144A	8.875%	9/15/20	BB	1,804,500
2,415	Frontier Communications Corporation	6.250%	9/15/21	BB	2,033,889
1,700	Frontier Communications Corporation	6.875%	1/15/25	BB	1,351,500
1,400	IntelSat Limited	6.750%	6/01/18	CCC+	1,025,500
4,300	IntelSat Limited	7.750%	6/01/21	CCC+	1,870,500
4,100	IntelSat Limited	8.125%	6/01/23	CCC+	1,691,250
15,715	Total Diversified Telecommunication Services				9,777,139

	Health Care Equipment & Supplies – 2.7% (1.6% of Total Investments)

3,000	Kinetic Concepts	10.500%	11/01/18	B–	2,910,000
2,000	Kinetic Concepts	12.500%	11/01/19	CCC+	1,790,000
3,000	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	3,180,000

Nuveen Investments	49

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Health Care Equipment & Supplies (continued)

$1,100	Tenet Healthcare Corporation	8.125%	4/01/22	B3	$1,105,500
2,225	Tenet Healthcare Corporation	6.750%	6/15/23	B3	2,044,218
11,325	Total Health Care Equipment & Supplies				11,029,718

	Health Care Providers & Services – 2.3% (1.4% of Total Investments)

3,000	Community Health Systems, Inc.	5.125%	8/01/21	BB	2,977,500
4,800	Community Health Systems, Inc.	6.875%	2/01/22	B+	4,361,400
900	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	843,750
400	Select Medical Corporation	6.375%	6/01/21	B–	340,000
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	980,000
10,100	Total Health Care Providers & Services				9,502,650

	Hotels, Restaurants & Leisure – 0.5% (0.3% of Total Investments)

275	Scientific Games Corporation	8.125%	9/15/18	B–	195,250
2,550	Scientific Games International Inc.	10.000%	12/01/22	B	1,772,250
2,825	Total Hotels, Restaurants & Leisure				1,967,500

	Machinery – 0.2% (0.1% of Total Investments)

1,030	Xerium Technologies	8.875%	6/15/18	B	1,000,388

	Media – 3.8% (2.3% of Total Investments)

150	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	150,856
1,714	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	707,025
6,412	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	4,400,234
10,825	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	2,717,148
7,850	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	5,102,500
1,200	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,164,000
1,000	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	1,062,500
29,151	Total Media				15,304,263

	Real Estate Investment Trust – 0.3% (0.2% of Total Investments)

1,250	iStar Inc.	4.000%	11/01/17	B+	1,178,125

	Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

500	Advanced Micro Devices, Inc.	6.750%	3/01/19	B–	341,250
2,050	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	1,301,750
2,200	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	1,364,000
4,750	Total Semiconductors & Semiconductor Equipment				3,007,000

	Software – 0.4% (0.3% of Total Investments)

1,750	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	1,071,875
1,100	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	627,000
2,850	Total Software				1,698,875

	Wireless Telecommunication Services – 2.1% (1.3% of Total Investments)

750	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	723,750
6,000	Sprint Corporation	7.875%	9/15/23	B+	4,290,000
500	Sprint Corporation	7.125%	6/15/24	B+	337,500
2,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	2,805,000
175	T-Mobile USA Inc.	6.731%	4/28/22	BB	179,813
175	T-Mobile USA Inc.	6.836%	4/28/23	BB	180,688
10,350	Total Wireless Telecommunication Services				8,516,751
$95,897	Total Corporate Bonds (cost $92,846,574)				66,095,027

50	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED SECURITIES – 5.8% (3.5% of Total Investments)
$800	Bluemountain Collateralized Loan Obligation, Series 2012 2A E14, 144A	5.462%	11/20/24	BB	$665,222
2,500	Bluemountain Collateralized Loan Obligations Limited 2012-1A, 144A	6.120%	7/20/23	BB	2,171,943
1,250	Carlyle Global Market Strategies, Collateralized Loan Obligations, Series 2013-3A, 144A	5.222%	7/15/25	BB	959,931
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A, 144A	5.020%	1/15/23	BB	1,165,278
250	ING Investment Management, Collateralized Loan Obligation, 2013-1A D, 144A	5.620%	4/15/24	BB	180,160
1,800	LCM Limited Partnership, Collateralized Loan Obligation 2012A, 144A	6.370%	10/19/22	BB	1,748,471
4,000	LCM Limited Partnership, Collateralized Loan Obligation, 2015A, 144A	5.393%	2/25/17	BB–	3,068,476
2,000	LCM Limited Partnership, Collateralized Loan Obligation, Series 10AR, 144A	6.120%	4/15/22	BB	1,897,554
1,500	LCM Limited Partnership, Collateralized Loan Obligation, Series 11A, 144A	5.770%	4/19/22	BB+	1,260,824
1,500	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.670%	4/22/22	BB	1,461,885
1,250	Madison Park Funding Limited, Collateralized Loan Obligations, Series 2015-16A, 144A	6.120%	4/20/26	Ba3	952,734
500	North End CLO Limited, Loan Pool, 144A	5.220%	7/17/25	BB	307,165
450	Oak Hill Credit Partners Series 2013-9A, 144A	5.630%	10/20/25	BB–	339,569
2,240	Oak Hill Credit Partners, Series 2012-7A, 144A	5.370%	11/20/23	BB	1,722,495
2,000	Octagon Investment Partners, Series 2015-1A, 144A	6.470%	10/20/26	Ba3	1,506,940
2,000	Race Point Collateralized Loan Obligation Series 2012-7A, 144A	5.344%	11/08/24	BB–	1,407,918
1,000	Race Point Collateralized Loan Obligation Limited 2011-5AR, 144A	6.337%	12/15/22	BB	966,497
2,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	6.132%	5/24/23	BB	1,758,034
$28,540	Total Asset-Backed Securities (cost $26,578,262)				23,541,096
	Total Long-Term Investments (cost $700,112,668)				627,785,146

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 11.7% (7.0% of Total Investments)

	REPURCHASE AGREEMENTS – 11.7% (7.0% of Total Investments)

$47,356	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $47,356,077, collateralized by $48,005,000 U.S. Treasury Notes, 1.375%, due 10/31/20, value $48,305,031	0.030%	2/01/16		$47,355,959
	Total Short-Term Investments (cost $47,355,959)				47,355,959
	Total Investments (cost $747,468,627) – 166.2%				675,141,105
	Borrowings – (38.4)% (9), (10)				(155,800,000)
	Variable Rate Term Preferred Shares, at Liquidation Preference – (24.1)% (11)				(98,000,000)
	Other Assets Less Liabilities – (3.7)%				(15,106,274)
	Net Assets Applicable to Common Shares – 100%				$406,234,831

Nuveen Investments	51

JRO	Nuveen Floating Rate Income Opportunity Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Borrowings as a percentage of Total Investments is 23.1%.

(10)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(11)	Variable Rate Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 14.5%.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date. See accompanying notes to financial statements.

See accompanying notes to financial statements.

52	Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 152.8% (91.4% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 136.5% (81.6% of Total Investments) (4)

	Aerospace & Defense – 2.8% (1.7% of Total Investments)

$1,828	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$1,832,418
2,378	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	1,599,692
1,195	Transdigm Inc. Tranche C Term Loan	3.750%	2/28/20	BB	1,170,461
5,401	Total Aerospace & Defense				4,602,571

	Air Freight & Logistics – 0.6% (0.4% of Total Investments)

1,000	XPO Logistics, Inc., Term Loan B	5.500%	10/27/21	Ba1	991,250

	Airlines – 2.8% (1.7% of Total Investments)

983	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	966,739
1,733	American Airlines, Inc., Term Loan B, First Lien	3.500%	10/08/21	BB+	1,714,557
970	Delta Air Lines, Inc., Term Loan B2	2.677%	4/18/16	BBB	969,784
980	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	972,803
4,666	Total Airlines				4,623,883

	Automobiles – 2.6% (1.5% of Total Investments)

983	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	976,482
2,783	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	2,633,867
750	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	628,750
4,516	Total Automobiles				4,239,099

	Building Products – 0.6% (0.4% of Total Investments)

1,185	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,070,450

	Chemicals – 1.9% (1.1% of Total Investments)

960	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	934,802
209	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	200,129
399	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	391,764
750	OM Group, Inc., Term Loan, First Lien	7.000%	11/17/21	B	693,750
998	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	969,000
3,316	Total Chemicals				3,189,445

	Commercial Services & Supplies – 2.5% (1.5% of Total Investments)

499	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	476,689
1,472	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	B–	1,144,683
1,827	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	1,449,437
167	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	125,417
1,000	Universal Services of America, Term Loan, First Lien	4.750%	7/28/22	B	960,000
4,965	Total Commercial Services & Supplies				4,156,226

	Communications Equipment – 3.0% (1.8% of Total Investments)

2,023	Avaya, Inc., Term Loan B3	5.121%	10/26/17	B1	1,597,850
326	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B1	248,220
1,081	Commscope, Inc., Term Loan B, First Lien	3.827%	12/29/22	BB	1,077,417
993	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	986,031
1,134	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB	1,109,381
5,557	Total Communications Equipment				5,018,899

	Consumer Finance – 3.6% (2.1% of Total Investments)

6,000	First Data Corporation, Term Loan	3.927%	3/23/18	BB	5,930,358

Nuveen Investments	53

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Containers & Packaging – 1.9% (1.1% of Total Investments)

$974	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB–	$970,891
1,084	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	1,023,907
1,095	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien	4.500%	12/01/18	B+	1,091,471
3,153	Total Containers & Packaging				3,086,269

	Diversified Consumer Services – 4.5% (2.7% of Total Investments)

748	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	743,449
2,499	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	2,438,090
2,487	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	2,378,430
93	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	73,737
1,813	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	1,802,524
7,640	Total Diversified Consumer Services				7,436,230

	Diversified Financial Services – 0.6% (0.4% of Total Investments)

990	Transdigm, Inc., Term Loan, Second Lien	4.750%	11/12/21	N/R	990,260

	Diversified Telecommunication Services – 4.3% (2.5% of Total Investments)

854	Greeneden U.S. Holdings II LLC, Term Loan B	4.000%	2/08/20	B	836,771
503	Intelsat Jackson Holdings, S.A., Tranche B2, Term Loan, (DD1)	3.750%	6/30/19	BB–	483,097
974	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	Ba1	961,226
2,918	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	2,846,497
740	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	718,947
477	Ziggo N.V., Term Loan B2	3.508%	1/15/22	BB–	463,303
784	Ziggo N.V., Term Loan B3, Delayed Draw	3.601%	1/15/22	BB–	761,968
7,250	Total Diversified Telecommunication Services				7,071,809

	Electric Utilities – 2.7% (1.6% of Total Investments)

4,500	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	N/R	4,494,375

	Electronic Equipment, Instruments & Components – 1.1% (0.7% of Total Investments)

1,065	SMART Modular Technologies, Inc., Term Loan B	8.250%	8/31/17	B	790,740
1,327	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	1,107,767
2,392	Total Electronic Equipment, Instruments & Components				1,898,507

	Energy Equipment & Services – 0.4% (0.2% of Total Investments)

1,800	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	566,977
765	Offshore Group Investment Limited, Term Loan B, (5)	0.000%	10/25/17	D	141,877
2,565	Total Energy Equipment & Services				708,854

	Food & Staples Retailing – 8.9% (5.3% of Total Investments)

2,460	Albertson’s LLC, Term Loan B2	5.500%	3/21/19	BB–	2,440,074
8,932	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	8,759,432
490	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	466,864
250	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	210,625
980	Del Monte Foods Company, Term Loan, First Lien	4.252%	2/18/21	B2	940,800
1,000	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	BB	999,844
972	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	939,121
15,084	Total Food & Staples Retailing				14,756,760

	Food Products – 4.4% (2.6% of Total Investments)

2,910	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	2,899,092
3,354	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	3,312,075
1,155	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	N/R	1,089,550
7,419	Total Food Products				7,300,717

	Health Care Equipment & Supplies – 5.5% (3.3% of Total Investments)

393	Ardent Medical Services, Inc., Term Loan B, First Lien	6.500%	8/04/21	B1	391,912
1,733	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	1,713,735
1,000	Greatbatch, Inc., Term Loan B	5.250%	10/14/22	B+	992,500

54	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Health Care Equipment & Supplies (continued)

$1,795	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	$1,750,440
2,886	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	2,525,573
973	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	844,578
998	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	970,069
9,778	Total Health Care Equipment & Supplies				9,188,807

	Health Care Providers & Services – 7.1% (4.3% of Total Investments)

1,576	Amsurg Corporation, Term Loan, First Lien	3.500%	7/16/21	Ba2	1,568,448
49	Community Health Systems, Inc., Term Loan F	3.657%	12/31/18	BB	48,790
565	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	544,833
1,131	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	1,090,938
1,817	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	1,809,729
795	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	790,805
1,713	Heartland Dental Care, Inc., Term Loan, First Lien	5.500%	12/21/18	B1	1,601,399
500	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	467,500
1,194	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	1,181,329
767	LHP Operations Co. LLC, Term Loan B	9.000%	7/03/18	B2	751,274
692	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	N/R	628,848
593	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	584,088
750	Select Medical Corporation, Term Loan E, First Lien, (WI/DD)	TBD	TBD	Ba2	742,500
12,142	Total Health Care Providers & Services				11,810,481

	Health Care Technology – 0.5% (0.3% of Total Investments)

788	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	785,601

	Hotels, Restaurants & Leisure – 6.6% (3.9% of Total Investments)

2,841	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	2,828,819
2,008	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	2,003,923
1,552	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	1,546,346
995	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	970,747
1,980	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	1,769,271
1,808	Station Casino LLC, Term Loan B	4.250%	3/02/20	B+	1,778,906
11,184	Total Hotels, Restaurants & Leisure				10,898,012

	Industrial Conglomerates – 0.5% (0.3% of Total Investments)

912	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	850,229

	Insurance – 0.9% (0.6% of Total Investments)

1,000	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B1	983,750
604	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	580,799
1,604	Total Insurance				1,564,549

	Internet & Catalog Retail – 1.7% (1.0% of Total Investments)

2,970	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	2,880,900

	Internet Software & Services – 3.6% (2.2% of Total Investments)

998	Ancestry.com, Inc., Term Loan B	5.000%	8/29/22	Ba3	990,954
2,425	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	2,401,509
116	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	115,208
2,895	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	2,508,820
6,434	Total Internet Software & Services				6,016,491

	IT Services – 1.8% (1.1% of Total Investments)

1,732	EIG Investors Corp., Term Loan	5.000%	11/09/19	B1	1,684,017
322	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	320,758
972	Zayo Group LLC, Term Loan B	3.750%	5/06/21	BB–	959,435
3,026	Total IT Services				2,964,210

	Leisure Products – 3.0% (1.8% of Total Investments)

1,498	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	1,385,940

Nuveen Investments	55

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Leisure Products (continued)

$1,393	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	$1,341,279
772	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	762,915
1,459	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,443,788
5,122	Total Leisure Products				4,933,922

	Machinery – 0.3% (0.2% of Total Investments)

594	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B2	435,052

	Marine – 0.4% (0.2% of Total Investments)

750	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/06/20	B	667,500

	Media – 10.1% (6.0% of Total Investments)

854	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	819,842
750	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	663,125
392	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	331,290
493	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	390,717
500	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	286,667
2,000	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB–	2,001,458
1,062	Clear Channel Communications, Inc., Tranche D, Term Loan	7.178%	1/30/19	Caa1	707,810
1,633	Clear Channel Communications, Inc.,Term Loan E	7.928%	7/30/19	Caa1	1,086,318
2,820	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B2	2,082,509
1,250	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,236,181
445	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	441,464
739	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	727,438
750	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	746,250
1,249	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	1,235,310
980	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB	965,913
1,000	Numericable Group S.A., Term Loan	4.750%	1/20/23	B+	960,982
531	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	B+	511,612
459	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	B+	442,614
1,097	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	1,053,215
19,004	Total Media				16,690,715

	Multiline Retail – 1.7% (1.0% of Total Investments)

993	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	954,661
1,500	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	1,328,750
461	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	460,758
2,954	Total Multiline Retail				2,744,169

	Oil, Gas & Consumable Fuels – 0.9% (0.6% of Total Investments)

408	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	200,053
1,644	Energy and Exploration Partners, Term Loan	7.750%	1/22/19	N/R	172,607
810	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	134,587
1,320	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B–	648,838
921	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B	367,430
122	Southcross Holdings Borrower L.P., Holdco Term Loan	6.000%	8/04/21	CCC–	25,879
5,225	Total Oil, Gas & Consumable Fuels				1,549,394

	Pharmaceuticals – 5.6% (3.3% of Total Investments)

1,125	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	1,112,344
985	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	946,831
2,527	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	2,484,251
774	Pharmaceutical Research Associates, Inc., Term Loan	4.500%	9/23/20	BB–	771,448
2,381	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB	2,288,340
1,728	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	1,663,510
9,520	Total Pharmaceuticals				9,266,724

	Professional Services – 0.5% (0.3% of Total Investments)

971	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	852,313

56	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Real Estate Investment Trust – 5.9% (3.5% of Total Investments)

$6,267	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	$5,902,840
1,944	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	1,935,978
54	Realogy Corporation, Synthetic Letter of Credit	0.000%	10/10/16	BB	53,596
285	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	280,897
2,148	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB–	1,677,771
10,698	Total Real Estate Investment Trust				9,851,082

	Real Estate Management & Development – 2.0% (1.2% of Total Investments)

1,861	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	1,826,544
1,561	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	1,559,774
3,422	Total Real Estate Management & Development				3,386,318

	Road & Rail – 0.6% (0.3% of Total Investments)

1,000	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B1	940,000

	Semiconductors & Semiconductor Equipment – 7.1% (4.3% of Total Investments)

7,000	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	6,897,918
2,000	Microsemi Corporation, Term Loan B, First Lien	5.250%	12/17/22	Ba2	1,988,334
2,000	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	BBB–	1,997,678
964	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	957,408
11,964	Total Semiconductors & Semiconductor Equipment				11,841,338

	Software – 11.6% (7.0% of Total Investments)

939	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	897,400
1,943	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	1,556,713
1,000	Computer Sciences Government Services, Term Loan B, First Lien	3.750%	10/06/22	BB+	1,000,313
1,787	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	1,639,093
748	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	732,227
954	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	940,036
2,525	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	2,382,245
998	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	954,857
525	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	519,444
833	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	821,886
2,660	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	2,659,701
698	MSC Software Corporation, Initial Term Loan, First Lien, (WI/DD)	TBD	TBD	B1	645,188
1,542	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.007%	7/08/22	BB	1,537,092
222	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	220,845
708	Vertafore, Inc., Term Loan, First Lien	4.250%	10/03/19	B+	704,337
2,075	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	2,078,493
20,157	Total Software				19,289,870

	Specialty Retail – 2.3% (1.4% of Total Investments)

993	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	930,199
2,000	Petco Animal Supplies, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B1	1,961,944
896	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	866,825
3,889	Total Specialty Retail				3,758,968

	Technology Hardware, Storage & Peripherals – 3.0% (1.8% of Total Investments)

4,900	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	4,891,962

	Trading Companies & Distributors – 1.4% (0.8% of Total Investments)

1,842	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB–	1,816,301
625	Neff Rental/Neff Finance Closing Date Loan, Second Lien	7.250%	6/09/21	B–	502,169
2,467	Total Trading Companies & Distributors				2,318,470

	Transportation Infrastructure – 0.7% (0.4% of Total Investments)

66	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	55,403
385	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	321,338
371	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	310,137

Nuveen Investments	57

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Transportation Infrastructure (continued)

$531	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	$443,225
1,353	Total Transportation Infrastructure				1,130,103

	Wireless Telecommunication Services – 2.0% (1.2% of Total Investments)

2,431	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	2,402,075
900	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	901,500
3,331	Total Wireless Telecommunication Services				3,303,575
$243,758	Total Variable Rate Senior Loan Interests (cost $240,948,916)				226,376,717

Shares	Description (1)				Value

	COMMON STOCKS – 0.6% (0.4% of Total Investments)

	Diversified Consumer Services – 0.5% (0.3% of Total Investments)

39,749	Cengage Learning Holdings II LP, (6)				$775,105

	Health Care Providers & Services – 0.1% (0.1% of Total Investments)

20,216	Millennium Health LLC, (6), (7)				262,808
	Total Common Stocks (cost $1,579,516)				1,037,913

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 15.7% (9.4% of Total Investments)

	Commercial Services & Supplies – 0.9% (0.6% of Total Investments)

$2,050	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$1,578,500

	Communications Equipment – 0.3% (0.2% of Total Investments)

2,250	Avaya, Inc., 144A	10.500%	3/01/21	CCC+	549,844

	Containers & Packaging – 0.1% (0.1% of Total Investments)

209	Reynolds Group	9.875%	8/15/19	CCC+	204,298

	Diversified Telecommunication Services – 3.0% (1.8% of Total Investments)

1,600	Frontier Communications Corporation, 144A	8.875%	9/15/20	BB	1,604,000
1,210	Frontier Communications Corporation	6.250%	9/15/21	BB	1,019,050
750	Frontier Communications Corporation	6.875%	1/15/25	BB	596,250
300	IntelSat Limited	6.750%	6/01/18	CCC+	219,750
1,800	IntelSat Limited	7.750%	6/01/21	CCC+	783,000
1,750	IntelSat Limited	8.125%	6/01/23	CCC+	721,875
7,410	Total Diversified Telecommunication Services				4,943,925

	Health Care Equipment & Supplies – 3.0% (1.8% of Total Investments)

2,700	Kinetic Concepts	10.500%	11/01/18	B–	2,619,000
2,660	Tenet Healthcare Corporation	6.750%	6/15/23	B3	2,443,875
5,360	Total Health Care Equipment & Supplies				5,062,875

	Health Care Providers & Services – 1.5% (0.9% of Total Investments)

1,350	IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,265,625
250	Select Medical Corporation	6.375%	6/01/21	B–	212,500
1,000	Truven Health Analytics Inc.	10.625%	6/01/20	CCC+	980,000
2,600	Total Health Care Providers & Services				2,458,125

	Hotels, Restaurants & Leisure – 0.1% (0.0% of Total Investments)

175	Scientific Games Corporation	8.125%	9/15/18	B–	124,250

	Media – 3.1% (1.8% of Total Investments)

100	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	100,570

58	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Media (continued)

$3,585	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	$2,460,205
3,151	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	790,931
1,000	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	650,000
600	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	582,000
500	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	531,250
8,936	Total Media				5,114,956

	Semiconductors & Semiconductor Equipment – 0.2% (0.1% of Total Investments)

250	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	158,750
166	Advanced Micro Devices, Inc.	7.500%	8/15/22	B–	102,920
416	Total Semiconductors & Semiconductor Equipment				261,670

	Software – 0.4% (0.2% of Total Investments)

580	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	355,250
450	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	256,500
1,030	Total Software				611,750

	Trading Companies & Distributors – 0.7% (0.4% of Total Investments)

1,000	HD Supply Inc.	11.500%	7/15/20	B–	1,102,500

	Wireless Telecommunication Services – 2.4% (1.5% of Total Investments)

500	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	482,500
2,750	Sprint Corporation	7.875%	9/15/23	B+	1,966,250
250	Sprint Corporation	7.125%	6/15/24	B+	168,750
1,250	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,275,000
75	T-Mobile USA Inc.	6.731%	4/28/22	BB	77,063
75	T-Mobile USA Inc.	6.836%	4/28/23	BB	77,438
4,900	Total Wireless Telecommunication Services				4,047,001
$36,336	Total Corporate Bonds (cost $34,352,575)				26,059,694
	Total Long-Term Investments (cost $276,881,007)				253,474,324

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 14.4% (8.6% of Total Investments)

	REPURCHASE AGREEMENTS – 14.4% (8.6% of Total Investments)

$23,827	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $23,826,683, collateralized by $24,125,000 U.S. Treasury Notes, 1.000%, due 2/15/18, value $24,305,938	0.030%	2/01/16		$23,826,623
	Total Short-Term Investments (cost $23,826,623)				23,826,623
	Total Investments (cost $300,707,630) – 167.2%				277,300,947
	Borrowings – (41.3)% (8), (9)				(68,500,000)
	Term Preferred Shares, at Liquidation Preference – (21.1)% (10)				(35,000,000)
	Other Assets Less Liabilities – (4.8)% (11)				(7,907,932)
	Net Assets Applicable to Common Shares – 100%				$165,893,015

Nuveen Investments	59

JSD	Nuveen Short Duration Credit Opportunities Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Investments in Derivatives as of January 31, 2016

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)		Fixed Rate Payment Frequency	Termination Date		Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,500,000	Receive	1-Month USD-LIBOR-ICE	1.659%		Monthly	9/15/18		$(415,267)
Morgan Stanley Capital Services LLC	35,000,000	Receive	1-Month USD-LIBOR-ICE	1.500	(12)	Monthly	11/01/20	(13)	239,995	(14)
Total	$52,500,000								$(175,272)

Credit Default Swaps outstanding:

Counterparty	Referenced entity	Buy/Sell Protection (15)	Current Credit Spread (16)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citibank, National Association	Darden Restaurants, Inc.	Buy	0.79%	$2,000,000	1.000%	12/20/20	$(22,074)	$(15,637)
Citibank, National Association	Newmont Mining Corporation	Buy	2.14	2,000,000	1.000	12/20/20	98,787	(35,640)
Credit Suisse International	Barrick Gold Corporation	Buy	3.29	2,000,000	1.000	12/20/20	191,551	(18,046)
JPMorgan Chase Bank, N.A.	Avon Products	Buy	10.33	2,000,000	5.000	12/20/20	335,611	31,626
Total				$8,000,000			$603,875	$(37,697)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(6)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Borrowings as a percentage of Total Investments is 24.7%.

(9)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings.

(10)	Term Preferred Shares, at Liquidation Preference as a percentage of Total Investments is 12.6%.

(11)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(12)	Effective November 1, 2017, the fixed rate paid by the Fund will increase according to a predetermined scheduled as specified in the swap contract. Additionally, this fixed rate increase will continue to occur every six months on specific dates through the swap contract’s termination date.

(13)	This interest rate swap has an optional early termination date beginning on November 1, 2018 and monthly thereafter through the termination date as specified in the swap contract.

(14)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, Investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(15)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(16)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate Intercontinental Exchange.

See accompanying notes to financial statements.

60	Nuveen Investments

JQC

Nuveen Credit Strategies Income Fund
Portfolio of Investments	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 152.1% (93.6% of Total Investments)

	VARIABLE RATE SENIOR LOAN INTERESTS – 122.0% (75.1% of Total Investments) (4)

	Aerospace & Defense – 0.4% (0.2% of Total Investments)

$4,269	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$4,275,643

	Airlines – 0.6% (0.4% of Total Investments)

7,369	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	7,250,541

	Automobiles – 3.5% (2.2% of Total Investments)

4,509	Chrysler Group LLC, Term Loan B	3.500%	5/24/17	BB+	4,490,739
21,089	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BB+	20,959,940
15,795	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	14,943,163
2,000	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	1,676,666
43,393	Total Automobiles				42,070,508

	Capital Markets – 1.1% (0.7% of Total Investments)

12,935	RPI Finance Trust, Term Loan B4	3.500%	11/09/20	Baa2	12,915,815

	Chemicals – 5.8% (3.6% of Total Investments)

16,979	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	16,533,030
5,385	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	5,167,291
34,327	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	33,346,686
14,659	US Coatings Acquisition, Term Loan B	3.750%	2/01/20	BB–	14,550,273
71,350	Total Chemicals				69,597,280

	Commercial Services & Supplies – 0.8% (0.5% of Total Investments)

9,364	ADS Waste Holdings, Inc., Initial Term Loan, Tranche B2	3.750%	10/09/19	B+	9,118,087

	Communications Equipment – 1.6% (1.0% of Total Investments)

3,296	Avaya, Inc., Term Loan B3	5.121%	10/26/17	B1	2,602,278
1,891	Commscope, Inc., Term Loan B, First Lien	3.827%	12/29/22	BB	1,885,479
14,744	Telesat Canada Inc., Term Loan B	3.500%	3/28/19	BB	14,424,494
19,931	Total Communications Equipment				18,912,251

	Consumer Finance – 4.2% (2.6% of Total Investments)

23,173	First Data Corporation, Term Loan B	4.177%	7/08/22	BB	22,812,899
7,000	First Data Corporation, Term Loan B1, Second Lien	3.927%	9/24/18	BB	6,921,250
21,000	First Data Corporation, Term Loan, (5)	3.927%	3/23/18	BB	20,756,253
51,173	Total Consumer Finance				50,490,402

	Containers & Packaging – 1.6% (1.0% of Total Investments)

1,947	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB–	1,941,782
17,641	Reynolds Group Holdings, Inc., Incremental US Term Loan, First Lien, (5)	4.500%	12/01/18	B+	17,587,297
19,588	Total Containers & Packaging				19,529,079

	Diversified Consumer Services – 4.5% (2.8% of Total Investments)

10,244	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	9,994,454
25,879	Hilton Hotels Corporation, Term Loan B2, (5)	3.500%	10/25/20	BBB–	25,866,144
650	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	512,393
17,144	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	17,047,278
53,917	Total Diversified Consumer Services				53,420,269

Nuveen Investments	61

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Diversified Telecommunication Services – 5.3% (3.3% of Total Investments)

$7,382	Level 3 Financing, Inc., Term Loan B2	3.500%	5/31/22	Ba1	$7,286,766
16,388	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	15,977,876
15,161	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	14,738,413
9,770	Ziggo N.V., Term Loan B2	3.508%	1/15/22	BB–	9,497,712
16,069	Ziggo N.V., Term Loan B3, Delayed Draw	3.601%	1/15/22	BB–	15,620,344
64,770	Total Diversified Telecommunication Services				63,121,111

	Energy Equipment & Services – 0.2% (0.2% of Total Investments)

6,010	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	B	1,893,127
6,339	Offshore Group Investment Limited, Term Loan B, (6)	0.000%	3/28/19	D	1,130,417
12,349	Total Energy Equipment & Services				3,023,544

	Food & Staples Retailing – 5.2% (3.2% of Total Investments)

13,265	Albertson’s LLC, Term Loan B2	5.500%	3/21/19	BB–	13,149,926
28,782	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB–	28,224,839
12,751	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	12,138,473
7,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	6,318,750
1,944	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB	1,878,243
64,242	Total Food & Staples Retailing				61,710,231

	Food Products – 3.6% (2.2% of Total Investments)

11,640	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	11,596,370
32,135	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	31,732,877
43,775	Total Food Products				43,329,247

	Health Care Equipment & Supplies – 4.7% (2.9% of Total Investments)

9,950	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	9,840,132
15,512	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	15,130,640
9,247	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	8,091,512
11,672	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	10,134,937
13,466	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	13,095,928
59,847	Total Health Care Equipment & Supplies				56,293,149

	Health Care Providers & Services – 6.1% (3.7% of Total Investments)

436	Community Health Systems, Inc., Term Loan F	3.657%	12/31/18	BB	430,511
7,548	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	7,273,527
15,101	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	14,564,022
13,113	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	13,063,701
11,933	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	N/R	10,844,069
8,296	National Mentor Holdings, Inc., Term Loan B	4.250%	1/31/21	B+	8,177,111
18,000	U.S. Renal Care, Inc., Term Loan, First Lien	5.250%	11/17/22	B1	17,943,750
74,427	Total Health Care Providers & Services				72,296,691

	Hotels, Restaurants & Leisure – 7.7% (4.7% of Total Investments)

34,420	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	34,255,532
1,661	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	1,657,540
6,281	Landry’s Restaurants, Inc., Term Loan B	4.000%	4/24/18	BB–	6,265,747
12,935	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	12,619,709
6,365	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB+	6,317,917
8,820	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	7,930,124
7,425	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	6,634,765
16,268	Station Casino LLC, Term Loan B, (5)	4.250%	3/02/20	B+	16,010,150
94,175	Total Hotels, Restaurants & Leisure				91,691,484

	Household Durables – 1.0% (0.6% of Total Investments)

11,956	Serta Simmons Holdings LLC, Term Loan	4.250%	10/01/19	BB–	11,906,408

	Insurance – 0.9% (0.5% of Total Investments)

10,753	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	10,346,853

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Internet & Catalog Retail – 2.4% (1.5% of Total Investments)

$29,720	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B	$28,828,254

	Internet Software & Services – 3.8% (2.3% of Total Investments)

36,484	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	36,130,658
9,925	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	8,601,670
46,409	Total Internet Software & Services				44,732,328

	IT Services – 0.2% (0.1% of Total Investments)

2,888	Zayo Group LLC, Term Loan B	3.750%	5/06/21	BB–	2,850,891

	Leisure Products – 0.5% (0.3% of Total Investments)

3,134	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	3,017,878
2,574	Bombardier Recreational Products, Inc., Term Loan B	3.750%	1/30/19	BB–	2,543,048
5,708	Total Leisure Products				5,560,926

	Machinery – 0.5% (0.3% of Total Investments)

5,865	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	5,613,292

	Media – 10.7% (6.6% of Total Investments)

7,246	Acquisitions Cogeco Cable II L.P., Term Loan B	3.250%	11/30/19	BB	7,229,926
3,604	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	3,459,450
2,950	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	2,608,293
1,235	Clear Channel Communications, Inc., Tranche D, Term Loan	7.178%	1/30/19	Caa1	823,330
1,358	Clear Channel Communications, Inc.,Term Loan E	7.928%	7/30/19	Caa1	903,494
33,847	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B2	24,990,111
29,593	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	29,284,381
12,000	Numericable Group S.A., Term Loan	4.750%	1/20/23	B+	11,531,784
6,583	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	6,319,291
31,982	Tribune Company, Term Loan B	3.750%	12/27/20	BB+	31,488,801
4,257	Univision Communications, Inc., Replacement Term Loan, First Lien	4.000%	3/01/20	B+	4,163,908
5,190	Virgin Media Investment Holdings, Term Loan F, First Lien	3.500%	6/30/23	BB–	5,089,820
139,845	Total Media				127,892,589

	Multiline Retail – 1.0% (0.6% of Total Investments)

7,000	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	6,200,831
3,487	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	3,483,990
2,840	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	2,829,350
13,327	Total Multiline Retail				12,514,171

	Oil, Gas & Consumable Fuels – 0.3% (0.2% of Total Investments)

1,150	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	563,574
5,115	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	B–	850,376
3,635	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B–	1,787,108
9,900	Total Oil, Gas & Consumable Fuels				3,201,058

	Pharmaceuticals – 5.3% (3.3% of Total Investments)

4,500	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	4,449,375
36,112	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	35,489,376
12,712	Valeant Pharmaceuticals International, Inc., Term Loan E	3.750%	8/05/20	BB	12,219,509
4,033	Valeant Pharmaceuticals International, Inc., Term Loan F	4.000%	4/01/22	Ba1	3,881,523
7,234	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan C2	3.750%	12/11/19	Ba1	6,964,073
64,591	Total Pharmaceuticals				63,003,856

	Professional Services – 0.1% (0.0% of Total Investments)

925	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	811,859

	Real Estate Investment Trust – 6.1% (3.7% of Total Investments)

28,855	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BBB–	27,171,801
24,872	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	Ba3	24,997,568

Nuveen Investments	63

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (2)	Ratings (3)	Value

	Real Estate Investment Trust (continued)

$17,051	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB	$16,969,068
4,161	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB–	3,250,495
74,939	Total Real Estate Investment Trust				72,388,932

	Real Estate Management & Development – 1.8% (1.1% of Total Investments)

21,369	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	21,355,974

	Semiconductors & Semiconductor Equipment – 5.5% (3.4% of Total Investments)

45,000	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	44,343,765
10,000	Microsemi Corporation, Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba2	9,941,670
10,750	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	BBB–	10,737,519
65,750	Total Semiconductors & Semiconductor Equipment				65,022,954

	Software – 16.0% (9.8% of Total Investments)

4,113	Blackboard, Inc., Term Loan B3	4.750%	10/04/18	B+	3,931,041
31,776	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	25,463,212
10,724	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	9,834,559
28,304	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	27,702,720
16,850	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	16,605,671
24,451	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	23,060,635
6,484	Informatica Corp.,Term Loan B	4.500%	8/05/22	B	6,206,570
18,169	Kronos Incorporated, Initial Term Loan, Second Lien	9.750%	4/30/20	CCC	18,067,130
9,055	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	8,960,405
1,526	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,506,790
15,000	Misys PLC, Term Loan, Second Lien	12.000%	6/12/19	CCC+	15,712,500
13,112	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.007%	7/08/22	BB	13,065,284
1,884	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	1,877,185
10,000	Vertafore, Inc., Term Loan, Second Lien	9.750%	10/27/17	CCC+	10,007,500
8,302	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	8,313,971
199,750	Total Software				190,315,173

	Specialty Retail – 4.9% (3.0% of Total Investments)

7,447	Burlington Coat Factory Warehouse Corporation, Term Loan B3	4.250%	8/13/21	BB	7,400,125
1,652	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	Ba3	1,551,701
2,841	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba2	2,814,569
8,000	Petco Animal Supplies, Inc., Term Loan B1, (WI/DD)	TBD	TBD	B1	7,847,776
39,429	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	38,263,165
59,369	Total Specialty Retail				57,877,336

	Technology Hardware, Storage & Peripherals – 2.5% (1.6% of Total Investments)

30,457	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	30,404,501

	Trading Companies & Distributors – 1.4% (0.9% of Total Investments)

17,081	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB–	16,846,005

	Wireless Telecommunication Services – 0.2% (0.1% of Total Investments)

2,700	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	2,704,501
$1,520,176	Total Variable Rate Senior Loan Interests (cost $1,528,364,933)				1,453,223,193

Shares	Description (1)				Value

	COMMON STOCKS – 3.9% (2.4% of Total Investments)

	Aerospace & Defense – 0.1% (0.0% of Total Investments)

21,000	Airbus Group NV, (7)				$329,700
10,660	BAE Systems PLC, (7)				315,429
	Total Aerospace & Defense				645,129

	Airlines – 0.1% (0.0% of Total Investments)

6,730	Ryanair Holdings PLC				527,295

64	Nuveen Investments

Shares	Description (1)	Value

	Auto Components – 0.0% (0.0% of Total Investments)

2,090	Autoliv Inc.	$214,810

	Automobiles – 0.1% (0.1% of Total Investments)

6,777	Daimler AG, (7)	474,661
34,529	Fiat Chrysler Automobiles NV, (8)	243,084
6,595	Toyota Motor Corporation, Sponsored ADR	791,598
	Total Automobiles	1,509,343

	Banks – 0.2% (0.2% of Total Investments)

21,768	Barclays PLC	234,659
17,748	BNP Paribas SA, (7)	423,148
25,620	ING Groep N.V	296,936
62,549	Lloyds TSB Group PLC	238,312
101,654	Mitsubishi UFJ Financial Group Inc.	515,386
38,088	Royal Bank of Scotland Group PLC, (8)	280,709
48,594	Societe Generale, (7)	369,961
65,590	Sumitomo Mitsui Financial Group, Inc.	431,582
	Total Banks	2,790,693

	Beverages – 0.0% (0.0% of Total Investments)

19,085	Embotelladora Andina SA	321,201

	Capital Markets – 0.1% (0.1% of Total Investments)

16,739	Credit Suisse Group	297,954
36,970	Julius Baer Holding Limited Zurich AG, (7)	314,245
67,976	Nomura Holdings Inc.	367,750
	Total Capital Markets	979,949

	Chemicals – 0.0% (0.0% of Total Investments)

5,130	Celanese Corporation, Series A	326,627

	Commercial Services & Supplies – 0.0% (0.0% of Total Investments)

12,760	Progressive Waste Solutions Limited	359,449

	Diversified Consumer Services – 0.7% (0.4% of Total Investments)

403,318	Cengage Learning Holdings II LP, (8)	7,864,701

	Diversified Telecommunication Services – 0.3% (0.2% of Total Investments)

16,224	BT Group PLC	565,569
11,412	Chunghwa Telecom Co., Ltd	355,141
18,260	Deutsche Telekom AG, (7)	318,089
12,839	Nippon Telegraph and Telephone Corporation, ADR	548,996
14,510	Orange SA	256,392
8,771	PT Telekomunikasi Indonesia	429,779
25,614	Spark New Zealand Limited, (7)	277,912
17,936	Telstra Corporation Limited, (7)	357,464
	Total Diversified Telecommunication Services	3,109,342

	Electric Utilities – 0.0% (0.0% of Total Investments)

18,306	Korea Electric Power Corporation	399,071

	Electronic Equipment, Instruments & Components – 0.0% (0.0% of Total Investments)

28,199	Celestica Inc., (8)	255,483

	Food & Staples Retailing – 0.1% (0.1% of Total Investments)

22,684	Delhaize America Inc.	592,506
54,698	Metro AG, (7)	306,309
	Total Food & Staples Retailing	898,815

Nuveen Investments	65

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1)	Value

	Food Products – 0.1% (0.1% of Total Investments)

4,423	Nestle S.A, (7)	$326,152
44,240	Orkla ASA	353,478
	Total Food Products	679,630

	Health Care Providers & Services – 0.4% (0.2% of Total Investments)

348,604	Millennium Health LLC, (7), (8)	4,531,852

	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)

9,235	Carnival Corporation	464,798
15,341	China Lodging Group Limited	425,713
	Total Hotels, Restaurants & Leisure	890,511

	Household Products – 0.0% (0.0% of Total Investments)

27,217	Reckitt and Benckiser, (7)	488,817

	Independent Power & Renewable Electricity Producers – 0.0% (0.0% of Total Investments)

8,463	Huaneng Power International Inc.	279,618

	Industrial Conglomerates – 0.1% (0.0% of Total Investments)

5,568	Siemens AG, Sponsored ADR, (7)	534,083

	Insurance – 0.1% (0.1% of Total Investments)

36,474	Allinaz S.E, (7)	590,879
13,115	AXA-UAP, (7)	322,629
22,703	Muenchener Ruekversicherung-Gesellschaft AG (MunichRe), (7)	436,806
11,783	Sun Life Financial Inc.	335,815
	Total Insurance	1,686,129

	Internet Software & Services – 0.0% (0.0% of Total Investments)

2,615	Netease.com, Inc.	408,306

	IT Services – 0.0% (0.0% of Total Investments)

13,325	WNS Holdings Limited, (8)	382,294

	Life Sciences Tools & Services – 0.0% (0.0% of Total Investments)

5,825	ICON plc, (8)	384,858

	Marine – 0.0% (0.0% of Total Investments)

21,161	Costamare Inc., (8)	153,840

	Media – 0.1% (0.1% of Total Investments)

51,720	Affinion Group Holdings, Inc., (7), (8)	607,712
2,174	Cumulus Media, Inc., (8)	570
22,352	Tribune Media Company	736,498
17,987	Tribune Media Company, (9)	—
5,588	Tribune Publishing Company	52,192
	Total Media	1,396,972

	Metals & Mining – 0.0% (0.0% of Total Investments)

57,687	Alumina Limited, (7)	167,869

	Multi-Utilities – 0.1% (0.1% of Total Investments)

4,090	National Grid PLC	289,613
21,979	Veolia Environment S.A., ADR, (7)	526,837
	Total Multi-Utilities	816,450

	Oil, Gas & Consumable Fuels – 0.3% (0.2% of Total Investments)

17,982	BP PLC	582,077
47,886	Capital Product Partners LP	219,318

66	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

12,155	Royal Dutch Shell PLC, Class A	$533,969
9,256	Royal Dutch Shell PLC, Class B Shares	408,467
11,015	Sasol Ltd	286,390
21,236	Statoil ASA	288,810
13,820	Total SA, Sponsored ADR	612,502
	Total Oil, Gas & Consumable Fuels	2,931,533

	Paper & Forest Products – 0.0% (0.0% of Total Investments)

26,357	Fibria Celulose S.A	291,245

	Personal Products – 0.0% (0.0% of Total Investments)

11,852	Unilever PLC	524,688

	Pharmaceuticals – 0.3% (0.2% of Total Investments)

17,820	AstraZeneca PLC	574,160
5,850	Doctor Reddy’s Laboratories Limited	262,840
4,775	Endo International PLC, (8)	264,869
3,076	Novartis AG, Sponsored ADR	239,836
14,055	Novo-Nordisk A/S	785,253
25,188	Roche Holdings AG, Sponsored ADR, (7)	816,595
14,333	Sanofi-Aventis	596,826
2,454	Shire plc, ADR	413,008
	Total Pharmaceuticals	3,953,387

	Semiconductors & Semiconductor Equipment – 0.1% (0.1% of Total Investments)

26,960	Infineon Technologies AG, (7)	362,342
10,124	Mellanox Technologies, Limited, (8)	460,136
3,740	NXP Semiconductors NV, (8)	279,677
26,725	Tower Semiconductor, Limited, (8)	335,933
	Total Semiconductors & Semiconductor Equipment	1,438,088

	Software – 0.1% (0.0% of Total Investments)

4,657	Check Point Software Technology Limited, (8)	367,018
12,394	Nintendo Co., LTD., ADR, (7)	217,763
	Total Software	584,781

	Specialty Retail – 0.0% (0.0% of Total Investments)

28,292	Industria de Diseno Textil SA, Inditex, (7)	462,034

	Textiles, Apparel & Luxury Goods – 0.1% (0.0% of Total Investments)

5,730	Adidas-Salomon AG, (7)	294,751
4,090	Luxottica Group SpA	251,699
	Total Textiles, Apparel & Luxury Goods	546,450

	Tobacco – 0.1% (0.0% of Total Investments)

5,967	British American Tobacco PLC	662,397

	Transportation Infrastructure – 0.1% (0.0% of Total Investments)

4,518	Grupo Aeroportuario del Pacifico S.A.B. de CV	379,693
2,334	Grupo Aeroportuario del Sureste SA de CV	319,058
	Total Transportation Infrastructure	698,751

	Wireless Telecommunication Services – 0.1% (0.1% of Total Investments)

42,183	KDDI Corporation, (7)	534,880
20,693	NTT DoCoMo Inc.	466,627
	Total Wireless Telecommunication Services	1,001,507
	Total Common Stocks (cost $53,618,778)	46,097,998

Nuveen Investments	67

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Shares	Description (1), (10)				Value

	EXCHANGE-TRADED FUNDS – 0.8% (0.5% of Total Investments)

113,500	iShares iBoxx $ High Yield Corporate Bond ETF				$8,998,280
	Total Exchange-Traded Funds (cost $10,001,749)				8,998,280

Shares	Description (1)	Coupon		Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.8% (0.5% of Total Investments)

	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)

60,000	Frontier Communications Corporation	11.125%		N/R	$5,362,800

	Pharmaceuticals – 0.4% (0.2% of Total Investments)

5,000	Allergan PLC	5.500%		N/R	4,741,450
	Total Convertible Preferred Securities (cost $11,182,748)				10,104,250

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 24.6% (15.1% of Total Investments)

	Chemicals – 0.5% (0.3% of Total Investments)

$7,500	Hexion Inc., (5)	6.625%	4/15/20	B3	$5,812,500

	Commercial Services & Supplies – 0.3% (0.1% of Total Investments)

3,900	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	3,003,000

	Communications Equipment – 2.0% (1.2% of Total Investments)

19,000	Avaya, Inc., 144A, (5)	7.000%	4/01/19	B1	12,635,000
10,000	Avaya, Inc., 144A	10.500%	3/01/21	CCC+	2,443,750
8,510	CommScope Technologies Finance LLC, 144A, (5)	6.000%	6/15/25	B	8,275,975
37,510	Total Communications Equipment				23,354,725

	Diversified Financial Services – 0.4% (0.3% of Total Investments)

5,015	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	5,052,613

	Diversified Telecommunication Services – 2.7% (1.7% of Total Investments)

4,660	Frontier Communications Corporation, 144A	10.500%	9/15/22	BB	4,555,150
10,000	Frontier Communications Corporation, (5)	6.250%	9/15/21	BB	8,421,900
6,000	Frontier Communications Corporation	6.875%	1/15/25	BB	4,770,000
11,800	IntelSat Limited	7.750%	6/01/21	CCC+	5,133,000
23,355	IntelSat Limited	8.125%	6/01/23	CCC+	9,633,938
55,815	Total Diversified Telecommunication Services				32,513,988

	Electronic Equipment, Instruments & Components – 1.3% (0.8% of Total Investments)

14,500	Zebra Technologies Corporation, (5)	7.250%	10/15/22	B+	15,080,000

	Food & Staples Retailing – 0.1% (0.0% of Total Investments)

1,000	Rite Aid Corporation, 144A	6.125%	4/01/23	B	1,055,000

	Health Care Equipment & Supplies – 1.7% (1.1% of Total Investments)

15,460	Tenet Healthcare Corporation, (5)	8.125%	4/01/22	B3	15,537,300
5,600	Tenet Healthcare Corporation	6.750%	6/15/23	B3	5,145,000
21,060	Total Health Care Equipment & Supplies				20,682,300

	Health Care Providers & Services – 1.6% (1.0% of Total Investments)

10,000	Community Health Systems, Inc., (5)	6.875%	2/01/22	B+	9,086,250
12,500	DJO Finco Inc. / DJO Finance LLC / DJO Finance Corporation, 144A, (5)	8.125%	6/15/21	CCC+	10,500,000
22,500	Total Health Care Providers & Services				19,586,250

68	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Hotels, Restaurants & Leisure – 1.4% (0.9% of Total Investments)

$4,250	Scientific Games Corporation, 144A	7.000%	1/01/22	BB–	$3,995,000
18,750	Scientific Games International Inc.	10.000%	12/01/22	B	13,031,250
23,000	Total Hotels, Restaurants & Leisure				17,026,250

	Media – 3.0% (1.8% of Total Investments)

572	Affinion International Holdings Co, 144A	7.500%	7/30/18	B–	400,400
6,860	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	6,894,300
10,609	Clear Channel Communications, Inc., (5)	9.000%	12/15/19	Caa1	7,280,426
40,207	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	10,092,007
300	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	195,000
10,000	McGraw-Hill Global Education Holdings, (5)	9.750%	4/01/21	BB	10,625,000
68,548	Total Media				35,487,133

	Multiline Retail – 0.7% (0.4% of Total Investments)

7,375	Family Tree Escrow LLC, 144A, (5)	5.750%	3/01/23	BB–	7,771,406

	Pharmaceuticals – 0.8% (0.5% of Total Investments)

3,600	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B1	3,618,000
5,350	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	2/01/25	B1	5,283,767
8,950	Total Pharmaceuticals				8,901,767

	Real Estate Investment Trust – 1.0% (0.6% of Total Investments)

13,950	Communications Sales & Leasing Inc., (5)	8.250%	10/15/23	BB	12,310,875

	Semiconductors & Semiconductor Equipment – 0.7% (0.4% of Total Investments)

14,000	Advanced Micro Devices, Inc., (5)	7.000%	7/01/24	B–	8,680,000

	Software – 0.5% (0.3% of Total Investments)

2,830	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	2,348,900
5,000	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	3,062,500
7,830	Total Software				5,411,400

	Specialty Retail – 0.5% (0.3% of Total Investments)

9,500	Claires Stores, Inc., 144A, (5)	9.000%	3/15/19	B3	5,676,250

	Trading Companies & Distributors – 0.4% (0.3% of Total Investments)

4,650	HD Supply Inc.	11.500%	7/15/20	B–	5,126,625

	Wireless Telecommunication Services – 5.0% (3.1% of Total Investments)

12,000	Altice Financing SA, 144A, (5)	6.625%	2/15/23	BB–	11,790,000
2,500	Sprint Corporation	7.250%	9/15/21	B+	1,800,000
41,000	Sprint Corporation, (5)	7.875%	9/15/23	B+	29,315,000
5,000	T-Mobile USA Inc., (5)	6.250%	4/01/21	BB	5,100,000
12,000	T-Mobile USA Inc., (5)	6.375%	3/01/25	BB	12,030,000
72,500	Total Wireless Telecommunication Services				60,035,000
$399,103	Total Corporate Bonds (cost $394,853,559)				292,567,082
	Total Long-Term Investments (cost $1,998,021,767)				1,810,990,803

Nuveen Investments	69

JQC	Nuveen Credit Strategies Income Fund
	Portfolio of Investments (continued)	January 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 10.4% (6.4% of Total Investments)

	REPURCHASE AGREEMENTS – 10.4% (6.4% of Total Investments)

$124,327	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/29/16, repurchase price $124,327,806, collateralized by: $19,285,000 U.S. Treasury Notes, 1.375%, due 6/30/18, value $19,533,622; $106,790,000 U.S. Treasury Notes, 1.000%, due 5/15/18, value $107,285,399	0.030%	2/01/16	$124,327,495
	Total Short-Term Investments (cost $124,327,495)			124,327,495
	Total Investments (cost $2,122,349,262) – 162.5%			1,935,318,298
	Borrowings – (48.4)% (11), (12)			(576,000,000)
	Reverse Repurchase Agreements – (13.5)% (13)			(160,247,870)
	Other Assets Less Liabilities – (0.6)%			(8,337,637)
	Net Assets Applicable to Common Shares – 100%			$1,190,732,791

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(11)	Borrowings as a percentage of Total Investments is 29.8%.

(12)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives or reverse repurchase agreements, when applicable) as collateral for borrowings.

(13)	Reverse Repurchase Agreements as a percentage of Total Investments is 8.3%.

ADR	American Depositary Receipt.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

See accompanying notes to financial statements.

70	Nuveen Investments

Statement of Assets and Liabilities	January 31, 2016 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Assets
Long-term investments, at value (cost $415,274,461, $997,051,988, $700,112,668, $276,881,007 and $1,998,021,767, respectively)	$373,366,609	$896,047,702	$627,785,146	$253,474,324	$1,810,990,803
Short-term investments, at value (cost approximates value)	35,257,810	77,431,789	47,355,959	23,826,623	124,327,495
Cash	59,477	182,935	90,609	40,102	143,845
Cash collateral at brokers(1)	—	—	—	310,000	—
Cash denominated in foreign currencies (cost $14,163, $36,060, $24,090, $— and $—, respectively)	14,089	35,871	23,964	—	—
Credit default swaps premiums paid	—	—	—	641,572	—
Unrealized appreciation on credit default swaps	—	—	—	31,626	—
Receivable for:
Dividends	806	2,498	1,962	—	43,104
Interest	3,175,078	7,186,823	5,526,198	2,009,152	17,056,979
Investments sold	3,271,588	7,199,170	4,986,851	432,901	46,053,494
Reclaims	—	—	—	—	26,058
Deferred offering costs	222,116	483,130	351,832	867,757	—
Other assets	91,373	178,310	91,223	61,697	270,567
Total assets	415,458,946	988,748,228	686,213,744	281,695,754	1,998,912,345
Liabilities
Borrowings	93,500,000	225,300,000	155,800,000	68,500,000	576,000,000
Reverse repurchase agreements	—	—	—	—	160,247,870
Unrealized depreciation on credit default swaps	—	—	—	69,323	—
Unrealized depreciation on interest rate swaps, net	—	—	—	175,272	—
Payable for:
Dividends	1,325,669	3,285,319	2,402,855	910,468	6,922,223
Investments purchased	17,055,820	34,104,453	22,708,680	10,797,272	62,327,500
Term Preferred Shares (“Term Preferred”), at liquidation preference	—	—	—	35,000,000	—
Variable Rate Term Preferred (“VRTP”) Shares, at liquidation preference	58,000,000	139,000,000	98,000,000	—	—
Accrued expenses:
Interest	136,861	333,293	230,375	92,490	706,333
Management fees	274,778	649,385	454,616	186,919	1,322,943
Trustees fees	63,540	115,072	72,362	11,170	317,867
Other	237,581	378,623	310,025	59,825	334,818
Total liabilities	170,594,249	403,166,145	279,978,913	115,802,739	808,179,554
Net assets applicable to common shares	$244,864,697	$585,582,083	$406,234,831	$165,893,015	$1,190,732,791
Common shares outstanding	38,621,872	55,169,216	38,478,782	10,095,286	135,771,990
Net asset value (“NAV”) per common share outstanding	$6.34	$10.61	$10.56	$16.43	$8.77
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$386,219	$551,692	$384,788	$100,953	$1,357,720
Paid-in surplus	324,709,737	766,273,473	526,775,524	192,369,788	1,835,757,410
Undistributed (Over-distribution of) net investment income	149,207	(1,218,382)	(231,989)	(870,306)	1,780,427
Accumulated net realized gain (loss)	(38,472,540)	(79,020,225)	(48,365,844)	(2,087,768)	(461,131,802)
Net unrealized appreciation (depreciation)	(41,907,926)	(101,004,475)	(72,327,648)	(23,619,652)	(187,030,964)
Net assets applicable to common shares	$244,864,697	$585,582,083	$406,234,831	$165,893,015	$1,190,732,791
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of Operations	Six Months Ended January 31, 2016 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Investment Income
Interest and dividends (net of foreign tax withheld of $—, $—, $—,$— and $30,455, respectively)	$11,768,197	$27,195,028	$19,957,245	$7,707,322	$55,300,834
Fees	72,393	164,378	103,039	66,370	434,375
Total investment income	11,840,590	27,359,406	20,060,284	7,773,692	55,735,209
Expenses
Management fees	1,719,458	4,060,756	2,851,937	1,104,689	8,246,059
Interest expense and amortization of offering costs	1,340,972	3,228,475	2,242,621	606,471	5,768,621
Custodian fees	75,051	146,135	107,005	54,952	271,884
Trustees fees	6,390	15,674	10,885	4,441	34,882
Professional fees	28,410	44,892	36,373	51,542	343,162
Shareholder reporting expenses	14,084	34,694	38,226	15,956	110,028
Shareholder servicing agent fees	9,220	8,493	8,286	5,642	2,454
Stock exchange listing fees	6,187	8,837	6,163	4,004	21,797
Investor relations expenses	15,988	34,350	24,674	11,858	71,123
Other	22,043	25,650	23,498	9,799	19,678
Total expenses	3,237,803	7,607,956	5,349,668	1,869,354	14,889,688
Net investment income (loss)	8,602,787	19,751,450	14,710,616	5,904,338	40,845,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(932,898)	(1,523,978)	(1,426,094)	(2,134,846)	(10,383,339)
Swaps	—	—	—	48,452	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,196,695)	(75,585,913)	(56,118,077)	(19,754,148)	(141,035,838)
Swaps	—	—	—	(14,741)	—
Net realized and unrealized gain (loss)	(32,129,593)	(77,109,891)	(57,544,171)	(21,855,283)	(151,419,177)
Net increase (decrease) in net assets applicable to common shares from operations	$(23,526,806)	$(57,358,441)	$(42,833,555)	$(15,950,945)	$(110,573,656)

See accompanying notes to financial statements.

72	Nuveen Investments

Statement of Changes in Net Assets	(Unaudited)

	Senior Income (NSL)		Floating Rate Income (JFR)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$8,602,787	$17,200,574	$19,751,450	$41,166,584
Net realized gain (loss) from:
Investments and foreign currency	(932,898)	(370,349)	(1,523,978)	1,075,483
Swaps	—	(607,114)	—	(1,623,403)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(31,196,695)	(14,108,045)	(75,585,913)	(34,151,330)
Swaps	—	550,340	—	1,471,592
Net increase (decrease) in net assets applicable to common shares from operations	(23,526,806)	2,665,406	(57,358,441)	7,938,926
Distributions to Common Shareholders
From net investment income	(8,111,468)	(16,223,287)	(19,860,918)	(39,721,836)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,111,468)	(16,223,287)	(19,860,918)	(39,721,836)
Capital Share Transactions
Cost of shares repurchased and retired	(27,250)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(27,250)	—	—	—
Net increase (decrease) in net assets applicable to common shares	(31,665,524)	(13,557,881)	(77,219,359)	(31,782,910)
Net assets applicable to common shares at the beginning of period	276,530,221	290,088,102	662,801,442	694,584,352
Net assets applicable to common shares at the end of period	$244,864,697	$276,530,221	$585,582,083	$662,801,442
Undistributed (Over-distribution of) net investment income at the end of period	$149,207	$(342,112)	$(1,218,382)	$(1,108,914)

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of Changes in Net Assets (Unaudited) (continued)

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$14,710,616	$30,408,679	$5,904,338	$12,327,386
Net realized gain (loss) from:
Investments and foreign currency	(1,426,094)	890,595	(2,134,846)	401,299
Swaps	—	(962,762)	48,452	(438,439)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(56,118,077)	(26,174,687)	(19,754,148)	(8,796,752)
Swaps	—	872,730	(14,741)	54,909
Net increase (decrease) in net assets applicable to common shares from operations	(42,833,555)	5,034,555	(15,950,945)	3,548,403
Distributions to Common Shareholders
From net investment income	(14,660,416)	(29,089,959)	(5,875,456)	(11,750,913)
From accumulated net realized gains	—	—	(311,944)	(379,583)
Decrease in net assets applicable to common shares from distributions to common shareholders	(14,660,416)	(29,089,959)	(6,187,400)	(12,130,496)
Capital Share Transactions
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to common shares	(57,493,971)	(24,055,404)	(22,138,345)	(8,582,093)
Net assets applicable to common shares at the beginning of period	463,728,802	487,784,206	188,031,360	196,613,453
Net assets applicable to common shares at the end of period	$406,234,831	$463,728,802	$165,893,015	$188,031,360
Undistributed (Over-distribution of) net investment income at the end of period	$(231,989)	$(282,189)	$(870,306)	$(899,188)

See accompanying notes to financial statements.

74	Nuveen Investments

	Credit Strategies Income (JQC)
	Six Months Ended 1/31/16	Year Ended 7/31/15
Operations
Net investment income (loss)	$40,845,521	$84,707,962
Net realized gain (loss) from:
Investments and foreign currency	(10,383,339)	22,176,347
Swaps	—	(3,031,192)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(141,035,838)	(81,354,562)
Swaps	—	2,744,568
Net increase (decrease) in net assets applicable to common shares from operations	(110,573,656)	25,243,123
Distributions to Common Shareholders
From net investment income	(41,205,923)	(75,543,576)
From accumulated net realized gains	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(41,205,923)	(75,543,576)
Capital Share Transactions
Cost of shared repurchased and retired	(2,250,475)	(1,239,262)
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(2,250,475)	(1,239,262)
Net increase (decrease) in net assets applicable to common shares	(154,030,054)	(51,539,715)
Net assets applicable to common shares at the beginning of period	1,344,762,845	1,396,302,560
Net assets applicable to common shares at the end of period	$1,190,732,791	$1,344,762,845
Undistributed (Over-distribution of) net investment income at the end of period	$1,780,427	$2,140,829

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of Cash Flows	Six Months Ended January 31, 2016 (Unaudited)

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(23,526,806)	$(57,358,441)	$(42,833,555)	$(15,950,945)	$(110,573,656)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(43,628,492)	(92,871,729)	(63,250,459)	(48,915,181)	(400,391,092)
Proceeds from sales and maturities of investments	72,154,118	142,894,730	102,529,579	39,318,402	515,858,761
Proceeds from (Purchases of) short-term investments, net	4,021,514	21,512,113	14,445,195	(7,969,618)	(50,853,601)
Proceeds from (Payments for) cash denominated in foreign currencies	(12,311)	(31,344)	(20,940)	—	—
Proceeds from (Payments for) closed foreign currency spot contracts	(3,064)	(7,802)	(5,212)	—	—
Proceeds from (Payments for) swap contracts, net	—	—	—	48,452	—
Premiums received (paid) for credit default swaps	—	—	—	(298,357)	—
Proceeds from litigation settlement	—	—	—	—	6,927
Amortization (Accretion) of premiums and discounts, net	(439,728)	(696,335)	(706,951)	(364,252)	(530,205)
Amortization of deferred offering costs	111,360	242,223	176,395	—	—
(Increase) Decrease in:
Cash collateral at brokers	—	—	—	340,000	—
Receivable for dividends	—	—	—	—	29,597
Receivable for interest	(284,764)	(458,368)	(349,092)	(194,269)	1,107,719
Receivable for investments sold	(200,330)	3,338,231	1,033,469	533,581	43,179,452
Receivable for reclaims	—	—	—	—	(1,820)
Other assets	106,695	242,214	172,308	(40,112)	65,113
Increase (Decrease) in:
Payable for investments purchased	(13,186,586)	(28,832,295)	(20,952,101)	434,015	(41,740,582)
Accrued interest	26,769	68,142	44,620	14,519	(105,784)
Accrued management fees	(35,240)	(80,248)	(60,659)	(2,579)	(141,896)
Accrued Trustees fees	(839)	(724)	(128)	1,167	(3,737)
Accrued other expenses	(32,039)	(35,334)	(27,077)	(20,610)	20,704
Net realized (gain) loss from:
Investments and foreign currency	932,898	1,523,978	1,426,094	2,134,846	10,383,339
Swaps	—	—	—	(48,452)	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	31,196,695	75,585,913	56,118,077	19,754,148	141,035,838
Swaps	—	—	—	14,741	—
Net cash provided by (used in) operating activities	27,199,850	65,034,924	47,739,563	(11,210,504)	107,345,077
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	—	—	—	—	53,605
(Payments for) deferred offering costs	—	—	—	(867,757)	—
Repayments of borrowings	(19,000,000)	(45,000,000)	(33,000,000)	(16,700,000)	(64,000,000)
Increase (Decrease) in Term Preferred, at liquidation preference	—	—	—	35,000,000	—
Cash distributions paid to common shareholders	(8,113,123)	(19,851,989)	(14,648,954)	(6,181,637)	(41,004,362)
Cost of common shares repurchased and retired	(27,250)	—	—	—	(2,250,475)
Net cash provided by (used in) financing activities	(27,140,373)	(64,851,989)	(47,648,954)	11,250,606	(107,201,232)
Net Increase (Decrease) in Cash	59,477	182,935	90,609	40,102	143,845
Cash at beginning of period	—	—	—	—	—
Cash at end of period	$59,477	$182,935	$90,609	$40,102	$143,845

Supplemental Disclosure of Cash Flow Information	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cash paid for interest on borrowings (excluding borrowing and amortization of offering costs)	$1,107,072	$2,686,602	$1,860,228	$517,076	$5,874,405

See accompanying notes to financial statements.

76	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	77

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Invest ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Discount Per Share Repurchased and Retired		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price

Senior Income (NSL)
Year Ended 7/31:
2016(h)	$7.16	$0.22	$(0.83)	$(0.61)	$(0.21)	$—	$(0.21)	$—		—	*	$—		$6.34	$5.57
2015	7.51	0.45	(0.38)	0.07	(0.42)	—	(0.42)	—		—		—		7.16	6.34
2014	7.46	0.44	0.05	0.49	(0.44)	—	(0.44)	—		—		—		7.51	6.98
2013	7.07	0.54	0.35	0.89	(0.56)	—	(0.56)	(0.01)		—		0.07		7.46	7.45
2012	7.12	0.57	(0.10)	0.47	(0.54)	—	(0.54)	—		—		0.02		7.07	7.29
2011	6.81	0.64	0.09	0.73	(0.49)	—	(0.49)	—		—		0.07		7.12	6.99

Floating Rate Income (JFR)
Year Ended 7/31:
2016(h)	12.01	0.36	(1.40)	(1.04)	(0.36)	—	(0.36)	—		—		—		10.61	9.84
2015	12.59	0.75	(0.61)	0.14	(0.72)	—	(0.72)	—		—		—		12.01	10.67
2014	12.54	0.75	0.06	0.81	(0.76)	—	(0.76)	—	*	—		—	*	12.59	11.72
2013	11.87	0.90	0.68	1.58	(0.97)	—	(0.97)	—	*	—		0.06		12.54	12.72
2012	12.06	1.02	(0.25)	0.77	(0.96)	—	(0.96)	—		—		—	*	11.87	11.78
2011	11.47	1.07	0.19	1.26	(0.69)	—	(0.69)	—		—		0.02		12.06	11.41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Senior Income (NSL)
Year Ended 7/31:
2016(h)	1.02	%**
2015	0.89
2014	0.72
2013	0.47
2012	0.47
2011	0.49

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income (JFR)
Year Ended 7/31:
2016(h)	1.03	%**
2015	0.88
2014	0.71
2013	0.48
2012	0.51
2011	0.52

78	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)(e)		Expenses	Net Investment Income (Loss)(e)	Portfolio Turnover Rate(g)

(8.63)%	(8.93)%	$244,865	2.47	%**	6.57	%**	N/A	N/A	10%
0.96	(3.25)	276,530	2.37		6.08		N/A	N/A	34
6.78	(0.29)	290,088	2.15		5.89		N/A	N/A	58
13.89	10.23	288,025	1.74		7.32		N/A	N/A	76
7.34	12.78	231,866	1.82		8.34		N/A	N/A	64
12.01	7.72	227,986	1.78		8.99		N/A	N/A	100

(8.78)	(4.43)	585,582	2.42	**	6.29	**	N/A	N/A	9
1.15	(2.88)	662,801	2.29		6.08		N/A	N/A	33
6.62	(1.84)	694,584	2.05		5.94		N/A	N/A	52
14.26	16.76	691,312	1.71		7.34		N/A	N/A	69
6.91	12.43	572,118	1.79		8.72		1.72%	8.80%	57
11.31	7.96	580,419	1.72		8.74		1.54	8.92	99

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer reimbursing Floating Rate Income (JFR) for any fees or expenses.
(e)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for the matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) of Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Senior Income (NSL)
Year Ended 7/31:
2016(h)	—%
2015	—
2014	—
2013	—
2012	(0.01)
2011	0.02

Increase (Decrease) of Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(f)
Floating Rate Income (JFR)
Year Ended 7/31:
2016(h)	—%
2015	—
2014	—
2013	—
2012	0.01
2011	0.02

(f)	The Fund had no matured senior loans subsequent to the fiscal year ended July 31, 2012.
(g)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(h)	For the six months ended January 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	79

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Total	Offering Costs		Premium Per Share Sold through Shelf Offering		Ending NAV	Ending Share Price

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016(i)	$12.05	$0.38	$(1.49)	$(1.11)	$(0.38)	$—	$(0.38)	$—		$—		$10.56	$9.42
2015	12.68	0.79	(0.66)	0.13	(0.76)	—	(0.76)	—		—		12.05	10.82
2014	12.55	0.78	0.14	0.92	(0.79)	—	(0.79)	—	*	—	*	12.68	12.40
2013	11.84	0.95	0.68	1.63	(1.04)	—	(1.04)	(0.01)		0.13		12.55	12.73
2012	11.96	1.13	(0.26)	0.87	(1.01)	—	(1.01)	—		0.02		11.84	12.09
2011	11.34	1.12	0.22	1.34	(0.79)	—	(0.79)	—		0.07		11.96	11.46

Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016(i)	18.63	0.58	(2.17)	(1.59)	(0.58)	(0.03)	(0.61)	—		—		16.43	14.40
2015	19.48	1.22	(0.87)	0.35	(1.16)	(0.04)	(1.20)	—		—		18.63	16.41
2014	19.91	1.29	(0.02)	1.27	(1.37)	(0.33)	(1.70)	—	*	—		19.48	18.20
2013	19.49	1.61	0.49	2.10	(1.61)	(0.07)	(1.68)	—		—	*	19.91	19.89
2012	19.08	1.56	0.25	1.81	(1.40)	—	(1.40)	—		—		19.49	19.54
2011(f)	19.10	0.05	0.08	0.13	(0.11)	—	(0.11)	(0.04)		—		19.08	18.37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or borrowings (as described in Note 9 – Borrowing Arrangements), where applicable.
•	Each ratio includes the effect of all interest expense paid and other costs related to preferred shares and/or borrowings, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016(i)	1.02	%**
2015	0.89
2014	0.71
2013	0.46
2012	0.47
2011	0.49

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016(i)	0.68	%**
2015	0.45
2014	0.50
2013	0.50
2012	0.47
2011(f)	—

80	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)

Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)(e)		Expenses	Net Investment Income (Loss)(e)	Portfolio Turnover Rate(h)

(9.34)%	(9.54)%	$406,235	2.44	%**	6.72	%**	N/A	N/A	9%
1.03	(6.74)	463,729	2.31		6.41		N/A	N/A	34
7.54	3.91	487,784	2.07		6.16		N/A	N/A	55
15.27	14.42	482,204	1.71		7.73		N/A	N/A	72
8.03	15.20	369,939	1.74		9.75		1.65%	9.85%	85
12.77	5.20	364,883	1.75		9.19		1.56	9.38	101

(8.64)	(8.62)	165,893	2.10	**	6.63	**	N/A	N/A	15
1.87	(3.27)	188,031	1.78		6.43		N/A	N/A	31
6.59	0.16	196,613	1.88		6.52		N/A	N/A	45
11.17	10.77	201,031	1.80		8.12		N/A	N/A	82
9.96	14.77	195,165	1.75		8.25		N/A	N/A	62
0.49	(7.58)	190,868	1.16	**	1.52	**	N/A	N/A	5

(d)	After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity (JRO) for any fees or expenses.
(e)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016(i)	—%
2015	—
2014	—
2013	—
2012	0.01
2011	0.02

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016(i)	—%
2015	—
2014	—
2013	—
2012	—
2011(f)	—

(f)	For the period May 25, 2011 (commencement of operations) through July 31, 2011.
(g)	Floating Rate Income Opportunity (JRO) had no matured senior loans subsequent to the fiscal year ended July 31, 2012. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.
(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(i)	For the six months ended January 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.
N/A	Fund does not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price

Credit Strategies Income (JQC)
Year Ended 7/31:
2016(k)	$9.88	$0.30	$(1.11)	$(0.81)	$(0.30)	$—	$—	$(0.30)	$—	*	$8.77	$7.51
2015	10.25	0.62	(0.43)	0.19	(0.56)	—	—	(0.56)	—	*	9.88	8.59
2014	10.13	0.60	0.16	0.76	(0.64)	—	—	(0.64)	—	*	10.25	9.05
2013(j)	9.88	0.42	0.29	0.71	(0.46)	—	—	(0.46)	—		10.13	10.03
Year Ended 12/31:
2012	9.18	0.78	0.72	1.50	(0.80)	—	—	(0.80)	—		9.88	9.65
2011	10.13	0.55	(0.72)	(0.17)	(0.79)	—	—	(0.79)	0.01		9.18	8.05
2010	9.00	0.53	1.29	1.82	(0.60)	—	(0.10)	(0.70)	0.01		10.13	8.80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. As of June 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(d) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and borrowings, where applicable, as described in Note 9 – Borrowing Arrangements.
•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense and other costs related to reverse repurchase agreements and borrowings, where applicable, as follows:

Credit Strategies Income (JQC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(i)		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2016(k)	—%		0.91	%***
2015	—		0.66
2014	—		0.52
2013(j)	—		0.55	***
Year Ended 12/31:
2012	—	**	0.58
2011	—	**	0.43
2010	—	**	0.40

82	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income Loss(f)		Expenses	Net Investment Income Loss(f)	Portfolio Turnover Rate(h)

(8.27)%	(9.17)%	$1,190,733	2.35	%***	6.44	%***	N/A	N/A	21%
1.82	1.02	1,344,763	1.95		6.16		N/A	N/A	61
7.74	(3.44)	1,396,303	1.77	(e)	5.84	(e)	N/A	N/A	65
7.32	8.80	1,380,261	1.77	***	7.22	***	N/A	N/A	44

16.80	30.55	1,345,657	1.86		8.07		N/A	N/A	127
(1.70)	0.24	1,250,245	1.70		5.44		1.65%	5.49%	37
21.02	24.26	1,388,235	1.64		5.41		1.48	5.57	48

(e)	During the fiscal year ended July 31, 2014, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its common shares equity shelf program. As a result the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets Applicable to Common Shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 4 – Fund Shares, Common Shares Equity Shelf Program and Offering Costs. The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

Credit Strategies Income (JQC)	Expenses	Net Investment Income Loss
Year Ended 7/31:
2014	1.76%	5.85%

(f)	Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Year Ended 7/31:
2016(k)	—%
2015	—
2014	—
2013(j)	—
Year Ended 12/31:
2012	—	**
2011	—	**
2010	—	**

(g)	The Fund had no matured senior loans subsequent to the fiscal year ended December 31, 2012.
(h)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(i)	Effective for periods beginning after December 31, 2012, the Fund no longer makes short sales of securities.
(j)	For the seven months ended July 31, 2013.
(k)	For the six months ended January 31, 2016.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial Highlights (Unaudited) (continued)

	Borrowings at the End of Period		VRTP Shares at the End of Period		Term Preferred at the End of Period		Borrowings, VRTP Shares and/or Term Preferred at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000 Share	Asset Coverage Per $1 Liquidation Preference
Senior Income (NSL)
Year Ended 7/31:
2016(c)	$93,500	$2,616	$58,000	$261,627	$—	$—	$2.62
2015	112,500	2,622	58,000	262,188	—	—	2.62
2014	112,000	2,706	58,000	270,640	—	—	2.71
2013	123,000	3,342	—	—	—	—	—
2012	100,000	3,319	—	—	—	—	—
2011	73,950	4,083	—	—	—	—	—

Floating Rate Income (JFR)
Year Ended 7/31:
2016(c)	225,300	2,607	139,000	260,742	—	—	2.61
2015	270,300	2,619	139,000	261,935	—	—	2.62
2014	269,000	2,702	139,000	270,241	—	—	2.70
2013	295,200	3,342	—	—	—	—	—
2012	249,200	3,296	—	—	—	—	—
2011	197,740	3,935	—	—	—	—	—

Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2016(c)	155,800	2,601	98,000	260,061	—	—	2.60
2015	188,800	2,617	98,000	261,691	—	—	2.62
2014	188,000	2,706	98,000	270,554	—	—	2.71
2013	201,900	3,388	—	—	—	—	—
2012	159,900	3,314	—	—	—	—	—
2011	117,270	4,111	—	—	—	—	—

Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2016(c)	68,500	2,603	—	—	35,000	2,603	2.60
2015	85,200	3,207	—	—	—	—	—
2014	85,000	3,313	—	—	—	—	—
2013	85,000	3,365	—	—	—	—	—
2012	85,000	3,296	—	—	—	—	—
2011(a)	—	—	—	—	—	—	—

Credit Strategies Income (JQC)
Year Ended 7/31:
2016(c)	576,000	3,067	—	—	—	—	—
2015	640,000	3,101	—	—	—	—	—
2014	606,000	3,304	—	—	—	—	—
2013(b)	561,000	3,460	—	—	—	—	—
Year Ended 12/31:
2012	561,000	3,399	—	—	—	—	—
2011	517,000	3,418	—	—	—	—	—
2010	400,000	4,471	—	—	—	—	—

(a)	For the period May 25, 2011 (commencement of operations) through July 31, 2011.
(b)	For the seven months ended July 31, 2013.
(c)	For the six months ended January 31, 2016.

See accompanying notes to financial statements.

84	Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Senior Income Fund (NSL) (“Senior Income (NSL)”)

•	Nuveen Floating Rate Income Fund (JFR) (“Floating Rate Income (JFR)”)

•	Nuveen Floating Rate Income Opportunity Fund (JRO) (“Floating Rate Income Opportunity (JRO)”)

•	Nuveen Short Duration Credit Opportunities Fund (JSD) (“Short Duration Credit Opportunities (JSD)”)

•	Nuveen Credit Strategies Income Fund (JQC) (“Credit Strategies Income (JQC)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) were organized as Massachusetts business trusts on August 13, 1999, January 15, 2004, April 27, 2004, January 3, 2011 and May 17, 2003, respectively.

The end of the reporting period for the Funds is January 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds’ investments in interest rate and credit default swap contracts.

Investment Objectives and Principal Investment Strategies

Senior Income’s (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in adjustable rate senior secured loans. The Fund may invest up to 20% of its managed assets in U.S. dollar denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities and equity securities and warrants acquired in connection with the Fund’s investment in senior loans.

Floating Rate Income’s (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by Symphony.

Floating Rate Income Opportunity’s (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities’ (JSD) investment objective is to provide current income and the potential for capital appreciation. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 30% of the Fund’s managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

notional amount up to 20% of its managed assets. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund’s investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Credit Strategies Income’s (JQC) investment objectives are high current income and total return. The Fund meets its investment objectives by investing approximately 70% of its managed assets in senior secured and second lien loans, and up to 30% of its managed assets across the capital structure of companies (including equity securities) with a primary emphasis on high yield bonds, convertible securities and other forms of income-producing securities.

Effective September 30, 2015, The Funds can invest up to 5% in iBOXX Loan Total Return Swaps. For Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO), investment in iBOXX Loan Total Return Swaps count for the purpose of meeting the minimum 80% loan tests beginning after November 30, 2015.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Outstanding when-issued/delayed delivery purchase commitments	$16,840,664	$33,588,078	$22,364,431	$10,582,115	$62,327,500

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees, if any, are recognized as “Fees” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

86	Nuveen Investments

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

The exchange-traded funds in which the Funds invest are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Investments in investment companies are valued at their respective net asset value (“NAV”) on the valuation date and are generally classified as Level 1.

Nuveen Investments	87

Notes to Financial Statements (Unaudited) (continued)

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$329,528,711	$—	***	$329,528,711
Common Stocks**	1,694,451	3,116,331	—	***	4,810,782
$25 Par (or similar) Retail Preferred**	—	3,476	—		3,476
Corporate Bonds	—	39,023,640	—		39,023,640

Short-Term Investments:
Repurchase Agreements	—	35,257,810	—		35,257,810
Total	$1,694,451	$406,929,968	$—	***	$408,624,419
Floating Rate Income (JFR)
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$758,136,359	$—	***	$758,136,359
Common Stocks**	3,546,635	5,338,348	1		8,884,984
$25 Par (or similar) Retail Preferred**	—	21,978	—		21,978
Convertible Bonds	—	717,187	—		717,187
Corporate Bonds	—	83,351,247	—		83,351,247
Asset-Backed Securities	—	35,343,328	—		35,343,328
Investment Companies	9,592,619	—	—		9,592,619

Short-Term Investments:
Repurchase Agreements	—	77,431,789	—		77,431,789
Total	$13,139,254	$960,340,236	$1		$973,479,491
Floating Rate Income Opportunity (JRO)
Long-Term Investments*:
Variable Rate Senior Loan Interests**	$—	$530,047,600	$—	***	$530,047,600
Common Stocks**	2,986,793	4,643,615	1		7,630,409
$25 Par (or similar) Retail Preferred**	—	6,952	—		6,952
Convertible Bonds	—	464,062	—		464,062
Corporate Bonds	—	66,095,027	—		66,095,027
Asset-Backed Securities	—	23,541,096	—		23,541,096

Short-Term Investments:
Repurchase Agreements	—	47,355,959	—		47,355,959
Total	$2,986,793	$672,154,311	$1		$675,141,105

88	Nuveen Investments

Short Duration Credit Opportunities (JSD)	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$226,376,717	$—		$226,376,717
Common Stocks**	775,105	262,808	—		1,037,913
Corporate Bonds	—	26,059,694	—		26,059,694

Short-Term Investments:
Repurchase Agreements	—	23,826,623	—		23,826,623

Investments in Derivatives:
Interest Rate Swaps****	—	(415,267)	239,995		(175,272)
Credit Default Swaps****	—	(37,697)	—		(37,697)
Total	$775,105	$276,072,878	$239,995		$277,087,978
Credit Strategies Income (JQC)
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$1,453,223,193	$—		$1,453,223,193
Common Stocks**	31,389,079	14,708,919	—	***	46,097,998
Exchange-Traded Funds	8,998,280	—	—		8,998,280
Convertible Preferred Securities	10,104,250	—	—		10,104,250
Corporate Bonds	—	292,567,082	—		292,567,082

Short-Term Investments:
Repurchase Agreements	—	124,327,495	—		124,327,495
Total	$50,491,609	$1,884,826,689	$—		$1,935,318,298
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	89

Notes to Financial Statements (Unaudited) (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Senior Income (NSL)	Fixed Income Clearing Corporation	$35,257,810	$(35,257,810)	$—
Floating Rate Income (JFR)	Fixed Income Clearing Corporation	77,431,789	(77,431,789)	—
Floating Rate Income Opportunity (JRO)	Fixed Income Clearing Corporation	47,355,959	(47,355,959)	—
Short Duration Credit Opportunities (JSD)	Fixed Income Clearing Corporation	23,826,623	(23,826,623)	—
Credit Strategies Income (JQC)	Fixed Income Clearing Corporation	124,327,495	(124,327,495)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

90	Nuveen Investments

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Short Duration Credit Opportunities (JSD) used interest rate swaps in which the Fund received payments based upon floating (one- or three-month) LIBOR rates, and paid a fixed rate of interest. The purpose of the interest rate swaps is to convert some portion of the Fund’s floating rate leverage (bank borrowings) to fixed rate through the maturity date of the swap. The Fund also entered into a cancellable interest rate swap in which the Fund received payments based upon pre-determined fixed rates and paid one-month LIBOR plus a fixed spread. After a non-callable period, the swap counterparty owns the right on future monthly dates to terminate the swap at par. The purpose of the cancellable interest rate swap is to convert a fixed rate Term Preferred Share issuance to floating rate, and the cancellation dates of the swap correspond to dates on which the Fund can call the Term Preferred Share issue.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of interest rate swap contracts outstanding*	$29,166,667
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swaps

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a claering house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the

Nuveen Investments	91

Notes to Financial Statements (Unaudited) (continued)

prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Short Duration Credit Opportunities (JSD) continued to invest in credit default swap contracts to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Short Duration Credit Opportunities (JSD)
Average notional amount of credit default swap contracts outstanding*	$8,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by Short Duration Credit Opportunities (JSD) as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Short Duration Credit Opportunities (JSD)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps, net	$239,995
Interest rate	Swaps	—	—	Unrealized depreciation on interest rate swaps, net	(415,267)
Credit	Swaps	Unrealized appreciation on credit default swaps**	31,626	—	—
Credit	Swaps	—	—	Unrealized depreciation on credit default swaps**	(69,323)
Total			$31,626		$(244,595)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following tables present the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit
Opportunities (JSD)	Morgan Stanley Capital Services LLC	$239,995	$(415,267)	$239,995	$(175,272)	$175,272	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Short Duration Credit
Opportunities (JSD)	JPMorgan Chase Bank, N.A.	$31,626	$—	$—	$31,626	$—	$31,626
	Citibank, National Association	—	(51,277)	—	(51,277)	—	(51,277)
	Credit Suisse International	—	(18,046)	—	(18,046)	—	(18,046)
Total		$31,626	$(69,323)	$—	$(37,697)	$—	$37,697
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

92	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Short Duration Credit Opportunities (JSD)
	Credit	Swaps	$138,545	$(141,497)
	Interest	Swaps	(90,093)	126,756
Total			$48,452	$(14,741)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares Equity Shelf Programs and Offering Costs

Each Fund has filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing the Funds to issue additional common shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. In the event each Fund’s Shelf Offering registration is no longer current, the Funds may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Common shares authorized, common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the current and prior fiscal periods were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Common shares authorized	—	—	—	—	—	—
Common shares issued	—	—	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—	$—	$—

	Short Duration Credit Opportunities (JSD)*		Credit Strategies Income (JQC)*
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Common shares authorized	—	1,000,000	—	13,600,000
Common shares issued	—	—	—	—
Offering proceeds, net of offering costs	$—	$—	$—	$—
*	Represents authorized common shares for the period August 1, 2014 through November 30, 2014.

Nuveen Investments	93

Notes to Financial Statements (Unaudited) (continued)

Costs incurred by the Funds in connection with their initial Shelf Offerings were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities during prior fiscal periods. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs and adjustments” on the Statement of Changes in Net Assets, when applicable. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as “Shelf offering expenses” on the Statement of Operations, when applicable. Any additional costs the Funds may incur in connection with their Shelf Offerings will be expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs and adjustments” on the Statement of Changes in Net Assets, when applicable.

Common Share Transactions

Transactions in common shares during the current and prior fiscal periods were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Common shares repurchased and retired	(5,000)	—	—	—	—	—
Weighted average common share:
Price per share repurchased and retired	$5.43	$—	$—	$—	$—	$—
Discount per share repurchased and retired	15.42%	—%	—%	—%	—%	—%

			Short Duration Credit Opportunities (JSD)		Credit Strategies Income (JQC)
			Six Months Ended 1/31/16	Year Ended 7/31/15	Six Months Ended 1/31/16	Year Ended 7/31/15
Common shares repurchased and retired			—	—	(299,100)	(144,208)
Weighted average common share:
Price per share repurchased and retired			$—	$—	$7.50	$8.57
Discount per share repurchased and retired			—%	—%	16.72%	13.77%

Preferred Shares

Term Preferred Shares

The following Fund has issued and has outstanding Term Preferred Shares (“Term Preferred”), with a $1,000 liquidation preference per share.

As of the end of the reporting period, the outstanding Term Preferred, at liquidation preference, for the Fund was as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $1,000 Per Share Liquidation Preference
Short Duration Credit Opportunities (JSD)	2020	35,000	$35,000,000

The Fund is obligated to redeem its Term Preferred by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. The Term Preferred are subject to redemption at the option of the Fund, subject to payment of a premium for approximately one year following the date of issuance (“Optional Redemption Premium Expiration Date”), and at liquidation preference per share plus accumulated but unpaid dividends. Term Preferred are subject to mandatory redemption in certain circumstances. The Fund may be obligated to redeem a certain amount of the Term Preferred if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share (plus any premium) plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Premium Expiration Date for each Fund’s series of Term Preferred are as follows:

Fund	Series	Term Redemption Date	Optional Redemption Premium Expiration Date
Short Duration Credit Opportunities (JSD)	2020	November 1, 2020	October 31, 2016

94	Nuveen Investments

The average liquidation preference of Term Preferred outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

Duration Credit Opportunities (JSD)*
Average liquidation preference of TPS outstanding	$35,000,000
Annualized dividend rate	1.50%
*	For the period November 16, 2015 (first issuance of shares) through January 31, 2016.

Term Preferred generally do not trade, and market quotations are generally not available. Term Preferred are short-term instruments that pay a dividend rate, subject to adjustment as set forth in accordance with the offering documents. The fair value of Term Preferred is expected to be approximately its liquidation preference so long as the fixed “spread” on the Term Preferred remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of Term Preferred is its liquidation preference, but its fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of Term Preferred is a liability and is recognized as “Term Preferred Shares (“Term Preferred”), at liquidation preference” on the Statement of Assets and Liabilities.

Dividends on Term Preferred (which are treated as interest payments for financial reporting purposes) are at the rates set forth in its offering document. The initial dividend rate will expire approximately two years after the first issuance of shares and will be adjusted upwards semi-annually thereafter. Unpaid dividends on Term Preferred are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on Term Preferred are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The Fund incurred offering costs of $898,949 in connection with its issuance of Series 2020 TPS, which was recorded as a deferred charge and is being amortized over the life of the shares. These offering costs are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Term Preferred Shares

During the current fiscal period, the following Funds have issued and outstanding Variable Rate Term Preferred (“VRTP”) Shares, with a $100,000 liquidation preference per share. VRTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VRTP Shares outstanding, at liquidation preference, for each Fund was as follows:

Fund	Series	Shares Outstanding	Shares Outstanding at $100,000 Per Share Liquidation Preference
Senior Income (NSL)	C-4	580	$58,000,000
Floating Rate Income (JFR)	C-4	1,390	$139,000,000
Floating Rate Income Opportunity (JRO)	C-4	980	$98,000,000

Each Fund is obligated to redeem its VRTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VRTP Shares are subject to optional and mandatory redemption in certain circumstances. The VRTP Shares are subject to redemption at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Term Redemption Date and Premium Expiration Date for each Fund’s VRTP Shares are as follows:

Fund	Series	Term Redemption Date	Premium Expiration Date
Senior Income (NSL)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income (JFR)	C-4	February 1, 2017	January 31, 2015
Floating Rate Income Opportunity (JRO)	C-4	February 1, 2017	January 31, 2015

The average liquidation preference of VRTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average liquidation preference of VRTP Shares outstanding	$58,000,000	$139,000,000	$98,000,000
Annualized dividend rate	1.90%	1.90%	1.90%

Nuveen Investments	95

Notes to Financial Statements (Unaudited) (continued)

VRTP Shares generally do not trade, and market quotations are generally not available. VRTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VRTP Shares is expected to be approximately their liquidation (par) value so long as the fixed “spread” on the VRTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VRTP Shares is their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VRTP Shares is recorded as a liability and is recognized as “Variable Rate Term Preferred (“VRTP”) Shares, at liquidation preference” on the Statement of Assets and Liabilities.

Dividends on VRTP Shares (which are treated as interest payments for financial reporting purposes) are set monthly. Unpaid dividends on VRTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Funds in connection with their offerings of VRTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Preferred Share Transactions

Transactions in preferred shares during the Funds’ current and prior fiscal periods, where applicable, are noted in the following tables.

Transactions in Term Preferred for the Funds, where applicable, were as follows:

	Six Months Ended January 31, 2016
	Series	Shares	Amount
Short Duration Credit Opportunities (JSD)
Term Preferred issued	2020	35,000	$35,000,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Purchases	$43,628,492	$92,871,729	$63,250,459	$48,915,181	$400,391,092
Sales and maturities	72,154,118	142,894,730	102,529,579	39,318,402	515,858,761

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of timing differences in recognizing certain gains and losses on investment transactions and recognition of premium amortization (except for Senior Income (NSL)). To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

96	Nuveen Investments

As of January 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Cost of investments	$450,546,107	$1,076,063,191	$748,305,179	$300,875,519	$2,126,039,764
Gross unrealized:
Appreciation	$2,693,173	$4,308,291	$3,623,825	$477,811	$5,385,990
Depreciation	(44,614,861)	(106,891,991)	(76,787,899)	(24,052,383)	(196,107,456)
Net unrealized appreciation (depreciation) of investments	$(41,921,688)	$(102,583,700)	$(73,164,074)	$(23,574,572)	$(190,721,466)

Permanent differences, primarily due to investments in passive foreign investment companies, bond premium amortization adjustments, treatment of notional principal contracts, nondeductible offering costs, foreign currency transactions, investments in partnerships and distribution reallocations, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2015, the Funds’ last tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Paid-in-surplus	$(232,301)	$(474,565)	$(345,656)	$—	$(12,513)
Undistributed (Over-distribution of) net investment income	87,810	466,805	361,663	(347,506)	341,450
Accumulated net realized gain (loss)	144,491	7,760	(16,007)	347,506	(328,937)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ last tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Undistributed net ordinary income[1]	$1,096,876	$3,336,165	$2,802,683	$545,659	$10,999,738
Undistributed net long-term capital gains	—	—	—	93,282	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015, paid on August 3, 2015.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2015 was designated for purposes of the dividends paid deduction as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
Distributions from net ordinary income[2]	$17,229,072	$42,132,251	$30,789,389	$11,750,710	$74,666,039
Distributions from net long-term capital gains	—	—	—	379,786	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2015, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Credit Strategies Income (JQC)
Expiration:
July 31, 2016	$—	$—	$—	$150,054,972
July 31, 2017	6,925,213	9,819,992	503,687	289,143,715
July 31, 2018	29,264,459	67,020,214	46,332,843	8,513,146
Not subject to expiration	1,336,134	640,703	87,932	—
Total	$37,525,806	$77,480,909	$46,924,462	$447,711,833

Nuveen Investments	97

Notes to Financial Statements (Unaudited) (continued)

During the Funds’ last tax year ended July 31, 2015, Credit Strategies Income (JQC) utilized $21,840,374 of its capital loss carryforward.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Credit Strategies Income (JQC)
Post-October capital losses[3]	$1,608,573
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Fund’s last tax year end.
[4]	Ordinary losses incurred from January 1, 2015 through July 31, 2015, and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL)
For the first $1 billion	0.6500%
For the next $1 billion	0.6375
For the next $3 billion	0.6250
For the next $5 billion	0.6000
For managed assets over $10 billion	0.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)	Credit Strategies Income (JQC)
For the first $500 million	0.6500%	0.6500%	0.6800%
For the next $500 million	0.6250	0.6375	0.6500
For the next $500 million	0.6000	0.6250	0.6300
For the next $500 million	0.5750	0.6125	0.6050
For managed assets over $2 billion	0.5500	0.6000	0.5800

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute ‘’eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the

98	Nuveen Investments

Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2016, the complex-level fee rate for these Funds was 0.1643%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage.

Borrowings Information for Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO)

The following Funds have entered into a revolving credit and security agreement with Citibank N.A. and affiliated conduit lenders through February 1, 2016. Each Fund’s maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$127,000,000	$307,000,000	$214,000,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$93,500,000	$225,300,000	$155,800,000

Interest charged on these Borrowings is based on the conduit’s commercial paper issuance rate plus 0.75% per annum drawn fee on the amount borrowed and 0.15% per annum on the undrawn balance of the maximum commitment amount. The Funds also accrued an upfront fee of 0.15% per annum on the maximum commitment amount.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$101,233,696	$243,435,870	$168,870,652
Average annual interest rate	1.14%	1.17%	1.14%

Nuveen Investments	99

Notes to Financial Statements (Unaudited) (continued)

Borrowings Information for Short Duration Credit Opportunities (JSD)

The Fund has entered into a 364-day revolving line of credit with its custodian bank. The Fund’s maximum commitment amount under its Borrowings is as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$85,200,000

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

Short Duration Credit Opportunities (JSD)
Outstanding balance on Borrowings	$68,500,000

During the period August 1, 2015 through October 29, 2015, interest was charged on the these Borrowings at a rate per annum equal to the Overnight LIBOR plus 0.75% or if LIBOR were to become unavailable, the Federal Funds Rate plus 0.75%. The Fund also accrued an upfront fee of 0.10% per annum on the maximum commitment amount of the Borrowings and a 0.10% per annum on the undrawn portion of the Borrowings of the maximum commitment amount.

Effective October 30, 2015, the interest charged on these Borrowings is at a rate per annum equal to the 1-Month LIBOR plus 0.85%. The Fund also accrues an amendment fee of 0.10% per annum on the maximum commitment amount of the Borrowings and a 0.15% per annum on the undrawn portion if less than 50% of the maximum commitment, however, if the undrawn portion of the Borrowings is greater than 50% of the maximum commitment amount the Fund will accrue a 0.25% per annum on the portion of the Borrowings.

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

Short Duration Credit Opportunities (JSD)
Average daily balance outstanding	$78,211,413
Average annual interest rate	1.04%

On August 6, 2015, Short Duration Credit Opportunities (JSD) renewed its Borrowings with its custodian bank through September 3, 2015. On September 4, 2015, the Fund renewed its Borrowings through October 5, 2015. On October 5, 2015, the Fund renewed its Borrowings through October 30, 2015. On October 30, 2015 the Fund renewed its Borrowings through August 4, 2016. The Fund accrued a 0.10% amendment fee based on the maximum commitment amount of the Borrowings for each renewal, except for the renewal on October 5, 2015.

Borrowings Information for Credit Strategies Income (JQC)

The Fund has entered into a credit agreement with Societe Generale. The Fund’s maximum commitment amount under its Borrowings is as follows:

Credit Strategies Income (JQC)
Maximum commitment amount	$640,000,000

100	Nuveen Investments

As of the end of the reporting period, the Fund’s outstanding balance on its Borrowings was as follows:

Credit Strategies Income (JQC)
Outstanding balance on Borrowings	$576,000,000

Interest is charged on the Borrowings at a rate per annum equal to the 3-Month LIBOR plus 1.15%. The Fund also accrues a 1.15% per annum on any positive difference between 90% of the maximum commitment amount and the daily drawn amount.

During the current fiscal period, the combined average daily balance outstanding and average annual interest rate on the Fund’s Borrowings were as follows:

Credit Strategies Income (JQC)
Average daily balance outstanding	$613,217,391
Average annual interest rate	1.51%

Reverse Repurchase Agreements

During the current fiscal period, Credit Strategies Income (JQC) entered into reverse repurchase agreements as a means of leverage. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In periods of increased demand for the security, the Fund received a fee for use of the security by the counterparty, which may result in interest income to the Fund.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
Credit Strategies Income (JQC)	Societe Generale	1.43%	$(160,000,000)	4/15/20	$(160,000,000)	$160,247,870

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Credit Strategies Income (JQC)
Average daily balance outstanding	$160,000,000
Weighted average interest rate	1.43%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase** Agreements	Collateral Pledged to Counterparty	Net Exposure
Societe Generale	$(160,247,870)	$160,247,870	$—
**	Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Other Borrowings Information for the Funds

In order to maintain their Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding is fully secured by eligible securities held in its portfolio of investments.

Nuveen Investments	101

Notes to Financial Statements (Unaudited) (continued)

Each Funds’ Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed and other fees incurred on the Borrowings are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

10. Subsequent Events

Borrowing Arrangements

On February 1, 2016, each Fund amended its Borrowings with Citibank N.A. through January 30, 2017 and decreased the maximum commitment amounts under its Borrowings as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$116,000,000	$276,000,000	$192,000,000

Subsequent to the current fiscal period, Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO), Short Duration Credit Opportunities (JSD) and Credit Strategies Income (JQC) reduced the outstanding balance on their Borrowings to $88,000,000, $209,800,000, $143,800,000, $64,000,000 and $561,000,000, respectively. Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) then increased the outstanding balance on their Borrowings to $101,000,000, $240,800,000 and $166,800,000, respectively in order to finance the redemption of VRTP Shares as further discussed below.

Variable Rate Term Preferred Shares

Subsequent to the end of the reporting period, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) redeemed a portion of their outstanding VRTP Shares in the amounts of $13,000,000, $31,000,000 and $23,000,000, respectively.

102	Nuveen Investments

Additional

Fund Information

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schneider, Jr.*	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L Wolff**

*	Interested Board Member.
**	Effective February 15, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NSL	JFR	JRO	JSD	JQC
Common shares repurchased	5,000	—	—	—	299,100

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	103

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

■	Convexity: A tool used in risk management to measure the sensitivity of bond duration to interest rate changes. Higher convexity generally means higher sensitivity to interest rate changes.

■	Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

104	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Your Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	105

Notes

106	Nuveen Investments

Notes

Nuveen Investments	107

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates – Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-A-0116D        14647-INV-B-03/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d)* Maximum Number (or Approximate Dollar Value) of Shares (or Units) That May Yet Be Purchased Under The Plans or Programs
August 1-31, 2015	0		0	3,865,000
September 1-30, 2015	0		0	3,865,000
October 1-31, 2015	0		0	3,865,000
November 1-30, 2015	0		0	3,865,000
December 1-31, 2015	5,000	$5.43	5,000	3,860,000
January 1-31, 2016	0		0	3,860,000
Total	5,000

*	The registrant’s repurchase program, for the repurchase of 3,865,000 shares, was authorized August 6, 2014. The program was reauthorized for a maximum repurchase amount of 3,865,000 shares on August 4, 2015. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Senior Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 7, 2016